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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03877
                                    ---------

                               Z Seven Fund, Inc.
                               ------------------
               (Exact name of registrant as specified in charter)


           1819 South Dobson Road, Suite 207, Mesa, Arizona 85202-5656
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip code)


   Barry Ziskin, 1819 South Dobson Road, Suite 207, Mesa, Arizona 85202-5656
   -------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: 480-897-6214

Date of fiscal year end: 12/31
                         -----

Date of reporting period: 12/31/2004
                          ----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                         Z-SEVEN'S STATEMENT OF PURPOSE
                         ==============================

         Our investment discipline is what begins to separate the Z-Seven Fund from other publicly traded investment companies (closed-end funds) and other investment companies (mutual funds) as well as other publicly traded companies (stocks). The cover is designed to highlight the principles behind a discipline that has weathered the ups and downs of economies, stock markets, industry trends, as well as countless predictable factors. These principles are based upon common sense solutions diligently applied from lessons learned by the making of mistakes and the dedication by the founder of Z-Seven, Barry Ziskin, throughout the 21-year history of the Fund, to not repeat these errors. In fact, Mr. Ziskin began utilizing this current discipline early in his Wall Street career, long before the idea of beginning a closed-end fund. HIS CRITERIA FOR SELECTING HIGH QUALITY, UNDERVALUED GROWTH STOCKS HAVE STOOD THE TEST OF TIME FOR 31 1/2 YEARS.

         As you read further into the Annual Report, it will quickly become obvious, for those who do not already know to expect it, that not only do we talk about our strongest stocks, we also have a discussion of our poorer performing stocks as a regular feature; for it is through the lessons learned by mistakes that we continue to evolve as better investors. Because valuations prevented us from making new investments for nearly two years, the normal weeding out of stocks due to our selling discipline has resulted in the reduction of the number of individual holdings in the portfolio. Besides our strongest seven stocks and weakest seven (even most of these quite profitable), we have only a few others which are between the two extremes. So, this year we even discuss these to complete the coverage.

         Our "Criteria for Stock Selection" section once again promises to bring the theoretical to life through the most meaningful examples in our portfolio of investments, and is followed by an in-depth look at our "Selling Discipline."

         The application of discipline, intended to reduce risk, while searching for rare and profitable investment opportunities, is our stated purpose. How we state this purpose through the information provided in the Annual Report reveals yet another purpose: to share with you not only our growth but also our thoughts, concerns, and lessons learned in the hopes of making us all better investors.

                                TABLE OF CONTENTS
                                =================



LETTER TO OUR SHAREHOLDERS.................................................  3
The Year in Review.........................................................  3
2004 Share Repurchases.....................................................  3
Retained Capital Gains.....................................................  4
Current and Future Tax Considerations......................................  5
The Strongest Seven .......................................................  5
The Weakest Seven ......................................................... 10
The Tweeners (stocks in between the Strongest and Weakest Seven) .......... 14
Still Something Missing? (stocks sold during 2004) ........................ 18
Honoring My Commitments of Faith - How Barry Ziskin Profits
from the Z-Seven Fund ..................................................... 20
Outlook.................................................................... 23
OUR FIRST 20 YEARS/OUR NEXT 20 YEARS....................................... 25
THIS YEAR'S BEST QUESTION.................................................. 31
STOCK PURCHASE CRITERIA AND SELL DISCIPLINE................................ 33
Accounting Procedures: Reliability and Conservatism........................ 33
Consistency of Operating Earnings Growth .................................. 36
Strength of Internal Earnings Growth....................................... 38
Balance Sheet:  Working Capital ........................................... 40
Balance Sheet:  Corporate Liquidity........................................ 40
Price/Earnings Multiple and Owner Diversification.......................... 41
Sell Discipline: Based Upon the Same Common Sense Criteria
as for Stock Selection..................................................... 43
PERFORMANCE AND FINANCIAL INFORMATION...................................... 48
SPECIAL FEATURE OF THE FUND................................................ 49
INVESTMENT OBJECTIVES AND POLICIES......................................... 50
GENERAL INFORMATION........................................................ 51
FINANCIAL STATEMENTS....................................................... 52
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.................... 63

                           LETTER TO OUR SHAREHOLDERS
                           ==========================



                               THE YEAR IN REVIEW
                               ==================

         It was good to have the wind at our back for the second year running, after a three-year bear market, at least during the final quarter of 2004. Actually, our investment results were positive during each and every quarter in the latest year of 2004, despite a market correction (down period within a bull market) during the second and third quarters of the year. As a result of these choppy seas, funds that were able to stay afloat during these two quarters were few and far between. If not for operating expenses during the September quarter, our N.A.V. (Net Asset Value) would have also increased, just as our investments did, during every quarter of the year.

         While it was easy for most funds to show positive results for the year because of a finishing rally in stock prices, it was not such a rosy picture for them until the final quarter. Still, full-year and longer-term results are rightfully of greater significance and while our two consecutive years of double-digit investment returns (and N.A.V. growth) is gratifying, other funds had the ability to do likewise. However, few funds have had positive investment results for each of the latest three years and we are pleased that our investment portfolio fully resisted the stock market decline during the full year of 2002, although, after operating expenses our N.A.V. dipped slightly that year.

         By 2003 and 2004, making profitable investments was once again easy. Z-Seven's NET ASSET VALUE WAS $4.96 AT THE BEGINNING OF THE YEAR 2004 AND ROSE BY MORE THAN 12% TO $5.57 BY YEAR-END. This is atop a gain of 20% in 2003. Z-Seven's investment portfolio gained approximately 17% during 2004 after an increase of 24% in 2003 (before expenses). While we regard THE PRIOR YEAR (2002) GAIN OF JUST 1% AS A GOOD TEST OF OUR ABILITY TO WITHSTAND THE WORST OF CONDITIONS, it was good to have the wind at our back during the most recent two years. While most funds return less after taxes, Z-Seven's tax advantages helped our net after tax return to shareholders match our pre-tax figures.

                                SHARE REPURCHASES
                                =================

         Our efforts in repurchasing shares in the open market have been impeded by the loss of our most important market maker (Herzog, Heine and Geduld) which merged with Merrill Lynch in 2002 and the subsequent dissolution of Herzog's market making desk. During 2003, the Board and management considered a number of new alternative solutions to resolve this problem and to maximize long-term shareholder value and decided that we needed to grow our asset base to make us more efficient. It was decided that this growth could best be accomplished as an open-end fund, over the long-term, even if at first we have to redeem some shares before we begin to grow our assets. While the decision to open-end, along with growth in our underlying Net Asset Value, helped our shares to climb 46% during 2003 from $3.26 to $4.76, the delays experienced during the most recent year amidst changing business conditions within the smaller mutual funds accounting and administrative services industry seemed to be responsible for the 9% DECLINE IN OUR SHARE PRICE TO $4.35 DURING THE LATEST YEAR.

         We believe that our consistent growth year-to-year in our investments is the truly significant measure of our investment criteria and believe, at best, it may be more helpful to view share price returns over a longer-term horizon, such as on a two-year basis, which, at least, smoothes out some of the unusual distortions, in both directions of either open-ending news or the lack of it. OUR SHARE PRICE DURING THE LATEST TWO YEARS HAS INCREASED 33% FROM $3.26 TO $4.35.

                             RETAINED CAPITAL GAINS
                             ======================

         Shareholders are allowed to increase the tax-cost basis of their shares by the net amount between retained gains and taxes paid.

         Shareholders are permitted to add $4.06 per share in tax cost write-up. This produces a $9.06 tax-cost basis on Z-Seven shares purchased in 1984,thereby lowering, and possibly eliminating or even reversing, capital-gains tax liability.

         Please consult your tax adviser with respect to your individual investment in Z-Seven.

         The following chart is a history of retained capital gains and the related taxes paid by the Fund on a per-share basis. The amounts are adjusted to reflect the two-for-one stock split in December 1997 and the three-for-two stock split in April 1986.

--------------------------------------------------
             Retained     Z-Seven's
              Capital        Tax       Tax Cost
 Years         Gains       Payments    Write-up
 -----         -----       --------    --------
 1984-85           $ 0           $ 0        $ 0
 1986              .83           .22        .61
 1987             1.06           .34        .72
 1988             1.55           .53       1.02
 1989              .27           .09        .18
 1990-92             0             0          0
 1993              .64           .23        .41
 1994              .07           .03        .04
 1995-96             0             0          0
 1997             1.30           .45        .85
 1998              .35           .12        .23
 1999-2004           0             0          0
                                      ------------
Total Tax Cost Write-up                   $4.06
--------------------------------------------------

                      CURRENT AND FUTURE TAX CONSIDERATIONS
                      =====================================

         For the year 2004, there were no tax events which affected shareholders. Only shareholders who sold shares during the year had what could have been a taxable event. WE STILL HAVE THE POTENTIAL TO REALIZE SUBSTANTIAL GAINS, OVER THE NEXT FEW YEARS, THAT, IF USED, WILL ENABLE US TO GROW TAX-FREE FOR SOME TIME TO COME.

                         THE STRONGEST AND WEAKEST SEVEN
                         ===============================

         This year, instead of a separate section discussing our STRONGEST AND WEAKEST SEVEN, we are detailing each and every one of our holdings (even former holdings sold during the year) right here in the Shareholders Letter. We begin with the portfolio's top seven gainers in percent return, ranked from our portfolio's largest investment holding to our smallest. This will be followed by a discussion of the seven lowest performing stocks, our WEAKEST SEVEN, in the same order.

         Usually we include only holdings that have been in the portfolio for the entire year. This year, most of the stocks which remain in our portfolio are covered among those opposite groups and we decided, therefore, to also cover those other stocks which would otherwise have been lost between the extremes.

                               THE STRONGEST SEVEN
                               ===================

         There were no weak spots among our investments during the year of 2004, as even the worst two performers netted against one another for no gain or loss in total dollars. We are grateful to have had so many strong stocks this year and here are the strongest of the strong.

                               1. FACTSET RESEARCH
                                  ----------------

         The largest of our best performing investments, at about 10% of our portfolio's market value (second largest overall), FactSet rose 53% in 2004, while the S&P 500 was up less than 10%. This is FactSet's first year in our STRONGEST SEVEN. In fact, while its prior year increase of 35%, during a year when our STRONGEST SEVEN all soared between 54% and 282% (all but one up over 80%) seemed strong, it just wasn't strong enough to be among our strongest that year. Even so, a two-year gain of 107% (more than double) came after we quadrupled our previous number of shares owned when we bought more FactSet in the beginning of 2003.

         Since first purchased in the summer of 2001, when most technology stocks sold for much higher prices than they do today, FactSet's market price increase has more than doubled in just over three years. At that time, as falling stock markets caused their stock brokerage and banking clients to consolidate, FactSet faced the ultimate challenge to its business model and came through the difficult environment without a hiccup to its earnings growth record. In fact, they recently completed their 24th consecutive year of increased earnings.

                                  2. VT HOLDING
                                     ----------

         VT Holding, our lone remaining Danish investment, is the second most important of our STRONGEST SEVEN stocks of 2004 (fifth largest overall in our portfolio), accounting for roughly 8% of our portfolio market value at year-end. This industrial conglomerate has maximized shareholder value in recent years through selling off less desirable businesses to clean up its balance sheet and repurchasing its own shares, resulting in much less debt, higher cash and fewer shares to divide their earnings among. While a weak U.S. dollar helped our international investments, like VT, this past year, its 48% GAIN IN 2004 came mostly from the real increase in share price in local currency. It continues to be a bargain and VT not well known to local or international investors, giving it a lot of upside potential over the long-term, particularly if it can reinvest much of the cash proceeds from sold businesses into new sources of earnings and in additional share repurchases.

                                   3. BALCHEM
                                      -------

         Back home across the Atlantic, we find the next largest of our STRONGEST SEVEN, at roughly 7% of our portfolio (sixth largest overall). Balchem was one of only two stocks in our portfolio that was down (a loss of only 6%) the previous year, as it ended 2003 among our WEAKEST SEVEN. A very profitable specialty chemicals producer, Balchem had some consolidation of its torrid growth in pioneering micro-encapsulate technology to the food and beverage industry that year. A combination of hard comparisons from the year before and growth pains following the 2001 acquisition of an encapsulates and nutritional food unit from a larger company depressed earnings temporarily, before they started to grow again this past year. This is yet another example of one of the many stocks that go from our WEAKEST SEVEN one year to our STRONGEST SEVEN the following year, as IT AD-

VANCED 52% DURING THE MOST RECENT YEAR OF 2004 and is now 53% higher than what we originally paid for Balchem, when we first invested in them during the bear market year of 2002. Cost control measures and a new strategic partnership with David Michael, a force in the flavor business, give cause for optimism for 2005 as well as the long-term.

                              4. ROXBORO GROUP PLC
                                 -----------------

         Our next largest in this section, at about 6% of our portfolio's market value (ninth biggest in our portfolio overall) is Roxboro Group PLC, a little-known (like most of our investments) British manufacturer of electronic controls that reduced its capitalization in mid-2003 when it returned to us and other shareholders the proceeds (net of debt repayment) of the sale of its aerospace instrumentation business. Although the environment for industrial and municipal customers of its components and systems have been going through a difficult period (even more so in the U.K. whose economy lags behind the American trend), Roxboro, like Balchem, is back on an earnings growth path, which was a far greater contributor to its share price GAINING 64% IN 2004 than was a climbing Pound Sterling against a falling U.S. dollar. After reducing our original purchase cost of our Roxboro investment for the 2003 return of capital, our shares in this fine company have climbed 47% since we first bought them in 1998 and again in 2001.

                               5. LINDT & SPRUNGLI
                                  ----------------

         At roughly 4% of our portfolio, Lindt ranks behind Roxboro as we count down our seven largest percentage gainers in their order of importance to Z-Seven. Probably best known in North America by its San Francisco-based Ghirardelli chocolates, this Swiss confection manufacturer is Europe's leading producer of premium chocolate bars, truffles, etc. and has been a valuable part of our portfolio for 11 years. After TOPPING ALL Z-SEVEN INVESTMENTS WITH A 71% GAIN IN SHARE PRICE DURING 2004, Lindt has now multiplied its original cost by nearly six-fold since we first purchased it in December 1993. Lindt has been a steady performer over the long-term and year-to-year as well. I believe the recent acceleration in the growth of this investment, from never a standout for us in either direction, to suddenly our biggest gainer by rising 71%, is that other investors, both Swiss and international, are beginning to cover the company. There are more unknown giants in Europe than here in the U.S. and the learning curve is potentially quite positive and profitable for early value-oriented investors such as Z-Seven.

         We have seen this learning curve benefit our other Swiss investment. This one enjoys world leadership, not in premium chocolates but in pharmaceuticals (and baby foods); our Novartis holding. They own Gerber among other companies. In ethical drugs, it is the combination of all three of the Swiss giant pharmaceutical companies (Sandoz, Ciba Geigy and Roche). We invested in Sandoz more than a decade ago and have also seen the explosive period of price/earnings ratio expansion that compliments the earnings growth of Sandoz/Novartis and other leading consumer product European companies, like Lindt and also some of our past stars like the two French investments in L'Oreal and LVMH (Louis Vuitton/Moet Hennessey) and other premium companies on their way toward more justified valuations.

         It would, therefore, not at all surprise me to see the price/earnings ratio for Lindt to continue to climb, as its performance of steady earnings growth in every economic phase and cycle and predictability of future growth catches on with other investors who begin to cover this rising star.

                             6. BALLANTYNE OF OMAHA
                                -------------------

         Back across the Atlantic is where we find this maker of movie projection equipment, lenses and parts, which just barely missed our 12 largest investments detailed in the table on page 48 of "Performance and Financial Information", but its upward progress is now starting to count more for us at an increased size of more than 2 1/2% of our portfolio's market value. Interestingly, after a difficult period, Ballantyne of Omaha is no longer showing a loss in operating earnings. This was more likely the cause of its poor performance in 2000 when it was among our WEAKEST SEVEN. Many times we have said that last year's WEAKEST SEVEN may well be next year's STRONGEST SEVEN. In 2001, Ballantyne began to rebound from exceptionally undervalued prices, and made it into the STRONGEST SEVEN, with a gain exceeding 44%.

         During 2002, Ballantyne added a gain of nearly 40% to its even better increase the year before, repeating as a member of the STRONGEST Seven.

         For the third year in a row among our STRONGEST SEVEN, Ballantyne in 2003 had its best year for us as its stock nearly quadrupled in price (up 282%) that year, making it our best performer for the year.

         Now, for the fourth year consecutively, after its tough year of 2000, Ballantyne continues to head in the right direction and continues to lead our strongest stocks, this time with a GAIN OF MORE THAN 55% FOR THE MOST RECENT YEAR OF 2004. Fortunately for us, we did not panic and sell any of our shares along the way and have thus benefited from its FOUR-YEAR CLIMB TO ABOUT 11 TIMES WHAT IT WAS AT THE END OF 2000. Considering that only half of this time, we were in a bull market (here in the U.S.) and the other half in a very hard bear, I don't know how many (if any) other domestic stocks that could have possibly multiplied 11-fold over the last four years. Ballantyne still looks undervalued, based on the current improved trend of earnings and has even begun 2005 well. Unfortunately, it still has yet to recover its loss for us in full, but the continuity and perseverance of management during their hard test, when theater customers for Ballantyne's film projectors were going out of business and closing units, gives us confidence in Ballantyne's long-term future, with no debt and being back on a growth plan.

                             7. BREWIN DOLPHIN PLC
                                ------------------

         This is among our smallest holdings, accounting for 2% of our portfolio assets, and therefore, it is being discussed last. While this British broker and investment manager (same business as Rathbone which is our largest investment) had ANOTHER GREAT YEAR IN 2004 WITH A GAIN OF 42%, AFTER ITS MORE THAN DOUBLING (145% RISE) DURING THE YEAR OF 2003. Its recent gains followed a rough time (similar to Ballantyne).

         Fortunately, we sold nearly half of our shares in Brewin Dolphin during the first year we held them, at a profit, after a sharp rise in its price. Last year and the year prior we said, "perhaps Brewin Dolphin and other stocks among our WEAKEST SEVEN during 2002 will be among our strongest next year, as has been the case this year and many times before". Sure enough, that's exactly what happened, both for 2003 and 2004. Furthermore, like Ballantyne has done, Brewin Dolphin has started very fast out of the gate in the new year (2005) and seems undervalued with a potential to extend its string of years among our STRONGEST SEVEN.

                                THE WEAKEST SEVEN
                                =================

         The following stocks were our portfolio's weakest performers for 2004. Again, we will be discussing them in order of size within our portfolio, and only those held for the entire year.

                           1. BARRATT DEVELOPMENT PLC
                              -----------------------

     The largest of our worst performers in 2004, comprising nearly 10% of our portfolio's market value (as our second biggest British holding and third largest overall), was also the biggest of the best performing investments during the previous year: Barratt Development PLC, a housing developer, performed well enough to REPEAT FOR THE THIRD YEAR IN A ROW, AS ONE OF OUR STRONGEST SEVEN IN 2001 - 2003, but not for the most recent year. In fact, its prior year increases of 54% in 2003 and 3% during a very hard bear market year in 2002 came after a 38% jump in share price the year before (42% in local currency), and that does not even include a considerable dividend. All in all, Barratt more than doubled in price and, including dividends, returned approximately 140% to Z-Seven during three consecutive years, two of which were during the recent severe bear market (2001 and 2002).

     This would have appeared to set the stage for further impressive growth during the most recent year; however, IN 2004, BARRATT'S SHARE PRICE INCREASE OF "MERELY" 18% didn't earn Barratt an accustomed place among our STRONGEST SEVEN this time, but rather the WEAKEST SEVEN instead. Despite losing out to even stronger stocks in Z-Seven's portfolio during the most recent year and despite its four-year return not matching the 11-fold performance of our Ballantyne investment, BARRATT NEARLY TRIPLED FOR US ON A TOTAL RETURN BASIS (INCLUDING DIVIDENDS) DURING THE LATEST FOUR YEARS (2001 - 2004). Keeping in mind that only during the two most recent years did the British market have favorable conditions (like our experience in the United States during the same period) and that most publicly traded British companies have lost money for investors during these latest four years, as a result of a deep decline ending in 2002/2003, our nearly triple on Barratt is indeed impressive.

     Since first purchased around year-end 1998, Barratt's market price increased more than 30% in just over a year. At that time, as rising interest rates on both sides of the Atlantic made us take a hard look at the risk of each of our holdings, we sold less than half of our shares. Specifically, although Bar-ratt's profits were growing during most of the 1990's, their earnings for the most part were only strong when it had a favorable economic wind at its back. When viewing Britain's last major recession (1989 - 1992), Barratt was not able to buck the down years, and suffered some miserable years.

         The company is progressing just fine this time, however, when mortgage rates were rising and even in the last recession. As a result, we purchased some 30% more Barratt back in the initial quarter of 2001. Fox the six years since our first purchase, its share price has better than tripled, despite difficult market conditions.

         A factor favorably impacting Barrett's price is that it is among the few companies continuing to have its shares trade at bargain price/earnings multiples even though it demonstrated its ability to achieve earnings growth in the recent difficult economic environment. It is still a bargain, and I wouldn't be the least bit surprised to see further outstanding performance.

                                 2. TECHNE CORP.
                                    ------------

         During its second year in Z-Seven's portfolio, this highly profitable biotechnology company (HIGHEST PROFIT MARGINS OF ANY COMPANY IN ANY BUSINESS I AM AWARE OF), was not as profitable to Z-Seven, rising only 3% in market price, as it was during its first year in our portfolio, when its steady earnings growth - see Consistency of Earnings Growth criterion on page 36 - and bargain market price combined to help its market price to increase by 32%. DURING ITS TWO YEARS IN Z-SEVEN'S INVESTMENT PORTFOLIO, TECHNE'S MARKET PRICE HAS ADVANCED 36%. Of course, 32 + 3 = 35, not 36; the extra percent to 36% is not as a result of rounding, but due to the power of compounding which should become more obvious over the years and would have been more evident, even in its second year, if its second-year increase was larger. Its initial year growth of 32% was, because of even bigger gains within our portfolio, not strong enough to have made it into our STRONGEST SEVEN in 2003. Nonetheless, there is nothing "weak" about 36% in two years.

         Growing its market price merely 3% in 2004, Techne was not only the second largest of our WEAKEST SEVEN (as the second biggest of our domestic holdings and number four within the entire portfolio), it was also our second smallest percent increase during the latest year, an uneven year for the stock market until the last two months of the year. In such a year, we are pleased that only one stock in our portfolio declined at all (by far our smallest in accounting for a tiny fraction of one percent of our portfolio's market value). Indeed of the better than 81% of our portfolio's market value comprised of our largest 12 investments, Techne was at the bottom in market price return in 2004, and one of merely two (out of twelve) up by single digits, trailing the S&P 500's 9% increase, while the other ten showed double-digit increases between 18% and 71%
- see Performance and Financial Information on page 48.

         I believe that Techne's smallish market price increase during 2004 may enable us to add slightly to our holding, already among our largest, if a combination of expected continued strong earnings growth and less than spectacular market price activity enables it to re-qualify for our Price/Earnings Multiple criterion. Whether or not such an opportunity develops, I BELIEVE TECHNE IS WORTH A HIGHER P/E MULTIPLE THAN ANY OTHER COMPANY I HAVE EVER SEEN IN MY 31 YEARS PLUS OF SELECTING STOCKS ACCORDING TO OUR SEVEN CRITERIA, as a result of profit margin superiority, resultant balance sheet strength, ultra-conservative accounting, unusual long-term visibility in earnings, and an incredible wealth of proprietary cytokines (biotechnology products). As a result, it has the long-term potential to become one of the biggest winners in our fund's history.

                               3. UNITED GUARDIAN
                                  ---------------

         THE ONLY OTHER OF OUR TWELVE LARGEST INVESTMENTS TO TRAIL THE S&P 500'S 9% GAIN IN 2004, UNITED GUARDIAN WAS "ONLY" UP 7% DURING THE LATEST YEAR - THE OTHER TEN AMONG OUR LARGEST TWELVE ALL INCREASED AT RATES RANGING FROM DOUBLE THE S&P'S 9% TO ROUGHLY 8 TIMES THE S&P 500'S LATEST YEAR PERFORMANCE (SEE PERFORMANCE AND FINANCIAL INFORMATION - PAGE 48). Our tenth largest holding, United Guardian, a domestic fully-integrated research, manufacturing and marketing company of personal care and cosmetic ingredients and pharmaceuticals, seems to have consolidated its previous year's 86% increase in market price during 2003 and is a better example of the power of compounding than is Techne, as its two-year growth (in market price) amounts to 99%. While I strongly believe in the saying, "DON'T CONFUSE BRAINS WITH A BULL MARKET", we are, nonetheless gratified to roughly double our money in any investment in merely two years, even when we have the wind at our back.

                              4. STRATTEC SECURITY
                                 -----------------

         Our next largest in this section is Strattec Security, a developer of ignition systems for the major automobile makers, repeating as our fourth largest of the WEAKEST SEVEN, but too small to be among our twelve largest overall, having increased just 3% in 2004 (like Techne). Also, like Techne, Strattec is a thinly-traded domestic stock that typically lags behind the market. Both Strattec and Techne were among the minority of NASDAQ-traded stocks showing gains for the first nine months of the year. While they added slightly to their gains during the latest quarter, they had not as yet gathered upside momentum, while more actively traded stocks shined.

         For Strattec, its appearance in our WEAKEST SEVEN for the previous year of 2003 came despite a 27% increase in market price, while most of our stocks did even better. The year before that (2002), Strattec was one of our STRONGEST SEVEN with a price increase of 36%, helped by better-than-expected earnings and by new products being introduced and earned a place again among the STRONGEST SEVEN in 2001 as well, with a price increase of 14%, despite the bear market in both of those years. This steady performer has risen four consecutive years, even though the two latest years have placed it among our WEAKEST SEVEN, following two years in a row among our STRONGEST SEVEN. HOW MANY STOCKS DO YOU KNOW OF THAT RESISTED THE BEAR MARKET IN 2001 AND 2002 TO HAVE REGISTERED GAINS IN EACH OF THE LAST FOUR YEARS?

         Altogether, the power of compounding gives Strattec a four-year gain of 103% (more than doubled), despite its not yet participating in the year-end rally in the latest year.

                                   5. NOVARTIS
                                      --------

         Novartis, the giant Swiss pharmaceutical company, was originally Sandoz when we first invested in it and later merged with fellow Swiss drug company, Ciba Geigy and now also with the third largest Swiss company in this industry, Roche. Its consistent earnings growth has made it a stellar performer in some difficult markets, but "merely" up 11% during the latest year (2004) and having its market price rise by "only" 24% in 2003 places Novartis among our WEAKEST SEVEN for the second consecutive year.

         Since we first started to invest in Novartis (Sandoz) in 1992, its market price has increased nearly six times (ad-justed for stock splits) in less than 13 years.

                             6. FORRESTER RESEARCH
                                ------------------
                               7. ABBEYCREST PLC
                                  --------------

         These are our two smallest holdings, each accounting for less than 1 1/2% of our net assets and therefore, are being discussed together.

         Forrester is a relative newcomer, in our portfolio for less than four years thus far. It has a sparkling balance sheet and Forrester is debt free, despite having made a substantial recent acquisition. In fact, FORRESTER'S CASH AND EQUIVALENTS ALONE IS MORE THAN FOUR TIMES ALL LIABILITIES except deferred revenue, which is finally up again, a good sign for the future. We still have a small loss (less than 6% at year-end). Keep in mind that this has been through a horrific period for investing in the U.S. internet related tech stocks (less than four years).

         During the latest year, Forrester's market price rose barely over 1%. Even though it is our smallest domestic holding (second smallest investment overall), this negligible increase was enough to completely offset the 14% decline suffered by our smallest holding in the portfolio, Abbeycrest PLC, a British jewelry manufacturer that accounts for a tiny 1/10th of 1% of our net assets.

         While Forrester and Abbeycrest barely have any impact on overall results, perhaps the more meaningful investments among our WEAKEST SEVEN will follow the lead of many of our past WEAKEST SEVEN stocks which have rebounded to become some of our STRONGEST SEVEN in the following year and, likewise, do so in the coming year.

                                 THE "TWEENERS"
                                 ==============

         As the current cyclical bull market and past secular bull market make the process difficult or nearly impossible (at current market prices) of finding new investments that not only meet our criteria for quality and growth but also are trading at our required single-digit P/E multiples, we have eliminated four holdings that we have lost confidence in being reliable to consistently grow operating earnings over the long-term (mostly because entrepreneurial managements are retiring and being replaced by "professional" management from the outside which lack any measurable performance record in guiding the companies we are invested in), during the latest year, without the available quality growth bargains to reinvest proceeds into. Thus, our portfolio is now invested in only 18 companies.

         Out of these remaining 18 holdings, 14 of them are among either our STRONGEST SEVEN or our WEAKEST SEVEN. Since only four are between the two extremes ("Tweeners"), we thought we would, in the current annual report, go ABOVE AND BEYOND OUR USUAL COVERAGE OF THE BEST AND WORST OF THE YEAR AND PROVIDE UPDATES ON EVERY SINGLE ONE OF OUR INVESTMENTS, including the TWEENERS. Like both the STRONGEST SEVEN and the WEAKEST SEVEN, these TWEENERS are also ranked in order of importance (size by market value of the shares we own) to our portfolio.

         We hope this complete coverage proves informative. ENJOY!

                            1. RATHBONE BROTHERS PLC
                               ---------------------

         After the elimination of our largest holding (fellow British financial services company Jardine Lloyd Thompson), an unusually profitable investment (biggest gainer of the F.T.S.E. 350 Index over the preceding 5-year period) whose prospects have taken a significant turn (not for the better), RATHBONE REGAINS THE PROMINENCE OF BEING OUR LARGEST, not only in Britain nor merely among our TWEENERS, but in our entire portfolio. Good thing, inasmuch as even after several years of substantial gains for Z-Seven shareholders, its future appears excellent as it continues to trade at A MARKET PRICE LESS THAN THE COMPANY'S CASH PER SHARE (AND IS DEBT FREE) - see Price/Earnings Multiple criterion on page 41.

         During the latest year (2004), Rathbone's market price gain of better than 23% was neither strong enough to qualify for our STRONGEST Seven nor was it weak enough to include Rathbone among our WEAKEST SEVEN, although it handily beat both the S&P 500's gain of 9% and the roughly similar increase by the F.T.S.E. 350. It would have taken a 2004 gain of more than 42% for Rathbone to have made our STRONGEST SEVEN this year; on the flip side, it would have required an increase of less than 18% for Rathbone to have been among our WEAKEST SEVEN. Thus, with a 23% INCREASE IN MARKET PRICE, Rathbone is the largest of our TWEENERS. Even the previous year (2003), Rathbone's importance to our portfolio would have made it the largest of our TWEENERS, had we started providing such coverage then, as it rose twice as much (48%) that year, but needed an increase of better than 54% in 2003 to have been among our STRONGEST SEVEN that year or less than 27% to have been a member of our WEAKEST SEVEN in 2003.

         While Rathbone's growth over the latest two years of 82% (the power of compounding) has placed it between the two extremes in both of the latest two years, it nonetheless pleases us. Still, these two years have had a bull market wind at our back. In the highly volatile up-and-down world of stockbrokers and investment managers, it is far more impressive that our investment in Rathbone Brothers PLC has increased 219% (more than tripled) during the nearly 8 years we have been investing in them, from our initial purchase back in early 1997. Perhaps next year, they will be back among our STRONGEST SEVEN, as they had been during quite a few of the earlier years.

                                  2. TIS, INC.
                                     ---------

         When the Tokyo market sank to 20-year lows in March 2003, we finally had the opportunity to invest in TIS, Inc. (formerly Toyo Information Systems) at a price meeting our value requirement. The last Japanese holding, Matsushita Electrical (Panasonic, Technics, etc.) was sold in 1989 (14 years earlier) at the height of the Japanese speculative bubble.

         TIS is a standout in that they continued to grow even when the rest of the Japanese economy slowed to a crawl and even managed continuous growth when other I.T. service providers were feeling the post Y2K hangover. Last year, because of it being in the portfolio for only ten months instead of a full year, TIS did not technically qualify for inclusion in the STRONGEST SEVEN section despite a 172% gain until year-end 2003, at which point we took profit on half of our holding, reducing our risk to its rapidly increasing stock price after it had become Z-Seven's number two holding. It is now our seventh biggest investment, at roughly 7% of our portfolio's market value.

         THIS LATEST YEAR, TIS ROSE AN ADDITIONAL 30%. While the power of compounding tends to be greatest with long-term investments, even in less than two years, TIS has exhibited such strong growth it is now up 254% (or about 3 1/2 times) what we paid for it.

                                  3. UCB GROUP
                                     ---------

         This is the second largest pharmaceutical firm in Belgium and is probably best known of its Zyrtec allergy drug, which had reduced sales because of just expired patent protection. While Xyzal, a next generation anti-histamine, is being well received in Belgium and France with its post-Zyrtec patent sale, the newest development in allergy treatment has come from a U.S. biotechnology firm which recently sold exclusive rights to UCB.

         Most of their current earnings growth is not coming from the allergy side, but rather from a new block busting anti-epileptic drug called Keppra, with Keppra's sales rising more than 33% this latest year (even greater in local currencies). With Keppra having just been launched in France and not even in Japan at this time, the company's goal of over one billion Euros a year appears very conservative. Still, the long-term may be more influenced by an innovative allergy drug that not only treats symptoms, but goes right at their root cause. You know the old saying, "an ounce of prevention is worth a pound of cure."

         We've owned our UCB investment (eight largest overall at nearly 7% of our portfolio) for a bit more than two years and HAVE A 71% GAIN over this time. Although actually among our WEAKEST SEVEN for the previous year, UCB's 20% gain in 2003, that with a future that may well be even more rosy, made it look anything but "weak". During the latest year alone, a 35% rise in UCB was not quite enough to make it to our STRONGEST SEVEN.

                         4. NATIONAL DENTEX CORPORATION
                            ---------------------------

         National Dentex, the smallest of the TWEENERS and seventh smallest overall at less than 3% of our portfolio, is one of the largest American operators of dental laboratories, servicing 16,000 dentists with bridges, caps and a full range of dental prosthetic appliances, and has been acquiring little mom-and-pop labs in this highly fragmented industry and benefiting from the economies of scale in purchasing materials and training staff. Over the past couple of years, a flattening in growth has been experienced, probably the reason that these shares were up "only" 23% in 2003, making it one of our WEAKEST SEVEN. However, in the latest year, National Dentex rose 27% for a respectable 56% over the two years combined. National Dentex has been a Z-Seven investment for about ten years. More than 40% of our National Dentex was sold less than a year after they were bought, as a rise in price took it beyond the bargain prices we require for purchase and its stock price is now more than triple what we first paid.

     Well there it is! Every single one of the stocks we still own, even the TWEENERS, that would otherwise be lost between the extremes. But... isn't there STILL SOMETHING MISSING?

                            STILL SOMETHING MISSING?
                            ========================

         Yes, there were more than 18 stocks owned the previous year, four more to be exact, STOCKS THAT WERE ELIMINATED FROM OUR PORTFOLIO DURING 2004. Our largest holding last year, Jardine Lloyd Thompson PLC had a significant change in its long-term earnings outlook, while others were sold because successful management was retiring and being replaced by outsiders neither responsible for past growth or necessarily reliable for future growth. Fortunately, EACH AND EVERY ONE WAS PROFITABLE for us. We wish them well.

                          1. JARDINE LLOYD THOMPSON PLC
                             --------------------------

         Beginning with the prior year's largest investment: Jardine Lloyd Thompson ("JLT") earned a place in the STRONGEST SEVEN for every one of the years of the bear market of 2000 - 2002. This successful British wholesale insurance broker's share price almost doubled during 2000, which was not exactly the best year for British investments. Still, even during the first nine months of 2001, it held this gain during this difficult period and, with the wind finally at its back during the final quarter of 2001, JLT's share price finished the year up more than 24% in U.S. dollars (nearly 28% in local currency). During the following year of 2002 JLT gained a further 20%. While the bear market finally got to some excellent stocks during its third year (2002) JLT stood out as an exception. What's more, DURING THE FIVE YEARS FROM 1997 - 2002, IT WAS THE #1 PERFORMER AMONG ALL BRITISH F.T.S.E. 350 COMPANIES. Through the end of its last full year in our portfolio (2003) it had multiplied more than 3 1/2-fold the price that we first purchased this company in 1995's fourth quarter, some nine years earlier.

     As outlined in our buying discipline, we increased our JLT position to a double size (as compared with others in our portfolio) in 1998 when it traded below the company's cash (less debt) per share. We sold some JLT along the way up, due to the risk of its price no longer being below its cash. During 2001, we focused on larger holdings of companies with excellent records of continuous growth extending beyond the six consecutive years necessary to our Consistency of Operating Earnings Growth criterion, back to the last meaningful recession of 1990 - 1992. JLT passed this test and when still an excellent value in 2001, we added again to our investment. Finally in 2003, the most recent full year in our portfolio, JLT and all other equities had a friendly environment and... guess what... Jardine's share price actually declined 13% during 2003, putting JLT in the unaccustomed position of heading up our WEAKEST SEVEN instead of our STRONGEST SEVEN. I am reminded that while JLT was both our largest investment and our worst performer for its most recent full year in our portfolio, that we once (back in 1985) also had a sub-par performance from our largest holding (a U.S. stock that year) and still finished #1 in net asset value performance among all closed-end funds that year. When we finally eliminated Jardine Lloyd Thompson from our portfolio in 2004 it was for more than triple what we first paid when beginning to invest in it nine years earlier.

                         2. U.S. PHYSICAL THERAPY, INC.
                            ---------------------------

         This is the largest of the three domestic holdings that were eliminated in 2004. We once had high hopes for the prospects of this one, until their CEO (and architect of their phenomenal growth record); Roy Spradlin, suddenly called it quits during the latest year, and was "replaced" by an outsider to the company (and the industry). We bought most of our U.S. Physical Therapy during the first half of 2001, not the easiest timing to profit from an investment. Still, even on our initial purchase, we made a small profit upon its sale roughly 3 1/2 years later. We added to it at bargain prices, after the 2000 - 2002 bear market and made over 40% on the latest purchase in approximately two years time.

                             3. HUGHES SUPPLY, INC.
                                -------------------

         Hughes Supply ranked third in importance (size) among our stocks sold this latest year (sold January 2004) after an 82% gain in 2003. It concerned me that David Hughes retired as CEO and his replacement was someone without any experience or background with the company. Furthermore, a robust housing market has done nothing to shore up earnings for this building and plumbing product retailer. The stock appears to have risen largely in hopes that a major acquisition just made will prove acretive to earnings. I did not wish to take that risk and therefore, as a result of all these factors, just after that year-end, we cashed in our Hughes Supply at nearly 70% over what we paid for it 5 1/2 years earlier.

                          4. INSIGHT ENTERPRISES, INC.
                             -------------------------

         We sold most of our Insight (an Arizona based marketer of computers and related products and services) shares the first two years we owned them, as the price quickly rose to exceed the maximum our P/E multiple criterion allows. We added to our Insight holding during the first half of 2001. This was when its share price showed us the first opportunity in a long time to have it meet our value requirement for purchase.

         Most of our Insight shares were sold during the fourth quarter of 2001 at a loss of less than 10% on the most recent purchase but more than triple what we first paid for them in 1997, when earnings began to slip, breaching our Consistency of Operating Earnings Growth criterion. We saved ourselves a much bigger loss in 2002. Still, the "slip" in operating earnings had been slight during 2001 and profits actually rebounded somewhat during 2002, although with other computer stocks suffering from miserable earnings, when they sneezed, Insight stock caught cold. During 2003, Insight soared 126% (more than doubled) and by the time we sold it in 2004, extended that gain to 142% (during the nearly two years) and from what we first paid for it to nearly 4-fold (adjusted for stock splits), 7 1/2 years earlier.

         All of the stocks sold were profitable and, at this writing, only one is higher than what we sold it for. These four TWEENERS and four additional STILL SOMETHING MISSING? Complete the coverage that our STRONGEST SEVEN and WEAKEST SEVEN begins.

                     HONORING MY COMMITMENTS OF FAITH -
                     ==================================
                 HOW BARRY ZISKIN PROFITS FROM Z-SEVEN FUND
                 ==========================================

         In our November 30, 2003 press release about the board's decision to pursue the open-ending of Z-Seven, Barry Ziskin promised not to profit from any of his dealings, including Z-Seven Fund, which is where he normally makes most of his financial gain. Instead, Barry vowed to return any reward to you, the shareholder and to charity. This is a unique (to our knowledge) situation within the fund industry, and is due to Barry's personal commitment, for fourteen years now, to recognize our creator as first and foremost in his life. It is a promise that was first made seven years ago and is to be repeated every seventh year in the spirit of letting his own financial field lie fallow, while still taking care of your needs and giving to those who need more than any of us (such as poverty-stricken children throughout the world, some even in our own country).

         The accounting analysis of how many dollars need to be given back illuminates just HOW BARRY ZISKIN PROFITS FROM Z-SEVEN FUND. Much of the accounting still lies ahead of us, even though the quarterly base fee calculations (advisory fee) are complete. This is due to the "bonus/penalty" provision, which covers, not just one quarter at a time, but a full twelve-month period each quarter. So while we already know the calculations through December 31, 2004, and Barry's personal year of not accepting any gain ended one month before calendar year-end, the bonus/penalties for the twelve-month periods which end March 31, June 30 and September 30, 2005 will (to varying proportions) still contain part of the year ended November 30, 2004. Therefore, a final accounting many only begin in October 2005.

         WHAT DO WE KNOW THUS FAR? Thus far, we have five regular base fees (and that is final). Three of these base fees (for the first three 2004 quarters) are entirely within Barry's "pay-back year" (December 1, 2003 to November 30, 2004). One-third of 2003's fourth quarter (the month of December) and two-thirds of 2004's fourth quarter (October and November) are also part of the November 30, 2004 year, in which Barry accepts no financial gain.

------------- ----------- ----------- -------------
  Quarters    Base Fees      Bonus/        Net
                           (Penalty)   Gain/(Loss)
------------- ----------- ----------- -------------
   4Q'03        28,830        -          28,830
------------- ----------- ----------- -------------
   1Q'04        29,401        -          29,401
------------- ----------- ----------- -------------
   2Q'04        29,205        -          29,205
------------- ----------- ----------- -------------
   3Q'04        29,092        -          29,092
------------- ----------- ----------- -------------
   4Q'04        30,728        -          30,728
------------- ----------- ----------- -------------
   Total       147,256        -         147,256
------------- ----------- ----------- -------------

         As you can see from the table, the base fees paid to TOP Fund Management by Z-Seven Fund totaled $147, 256, and no bonuses or penalties were justified. One-third of the gain for the fourth-quarter 2004 ($10,243) is Barry's alone and two-thirds of the gain for the fourth-quarter 2003 ($19,220) is outside of Barry's personal year (December 1, 2003 to November 30, 2004). Subtracting the $10,243 and the $19,220 from the $147,256 paid for the entire five quarters gives Barry a preliminary gain of $117,793 for the twelve-month period ended November 30, 2004 (before operating expenses). After subtracting TOP Fund Management's operating expenses in managing Z-Seven Fund's portfolio of $28,450 Barry's gain becomes $89,343.

         HOWEVER, MOST OF BARRY'S EXPOSURE TO PROFIT (OR LOSS) COMES NOT AS Z-

SEVEN'S PORTFOLIO MANAGER, BUT INSTEAD, AS A SHAREHOLDER, JUST LIKE YOU.

         By buying shares in the initial public offering (21 years ago) and purchasing more shares in the open market afterward, Barry is now Z-Seven's largest shareholder. This is strictly an investment on Barry's part, just like yours, since he has agreed to only vote most of his shares in proportion to how you vote yours. But it has been a profitable investment!

         Z-Seven's net asset value grew nicely in Barry's financially "fallow" year ended November 30, 2004. Nothing spectacular, just good, steady growth. Well, this good, steady, growth in the net asset value of the shares Barry owns and controls (or has beneficial interest in), amounted to $173,725, thereby nearly double Barry's gain as portfolio manager of $89,343. So, while a final analysis of the quarters ending March, June and September 2005 may somewhat alter the final figures, based upon a preliminary gain to Barry of $263,068, based upon the growth in net asset value of Barry's Z-Seven investment and, to a lesser extent, his fees as reduced for related expenses, Barry is making a good faith down payment (pending final figures) to you and to charities in the exact form of how most of his profit was earned, not in cash, but in the very shares which enable Barry to profit - his investment in Z-Seven Fund. The return of $131,534 (based upon net asset value of $5.27 per share at November 30, 2004) to the Fund of 24,959 shares, will have the effect of reducing the number of our outstanding shares, and thereby increasing the net asset value per share by $.07. So, when you wonder just how your money manager earns his money, in Barry's case, it is by being a shareholder just like you!

         As many of you have probably gathered from past Annual Reports, my life and business are shaped and directed in large part by my religious faith. As part of this faith, I regularly observe one day a week (which may occur during the business week) as the Sabbath day when I do not work. As you know, my investment strategies have always emphasized long-term investment in the stocks bought by the Z-Seven Fund, and I do not make "knee jerk" reactions to happenings in the marketplace. I do not sell or buy stocks based on sudden news about the market or a particular company, but rather I make decisions to buy and sell stocks in the Z-Seven Fund's portfolio after observing and analyzing companies and stocks over a period of time. As demonstrated by our performance over the past 21 years, this long-term strategy has served the Z-Seven Fund well. My Sabbath observance has not and will not affect my ability to continue employing this same disciplined investment strategy going forward.

                                     OUTLOOK
                                     =======

         With a portfolio of terrific companies, some of which still offer outstanding value, and open-ending plans as well as investment and income tax considerations, I believe Z-Seven Fund has excellent prospects for the future, and this includes this coming year. We offer exceptional value, with a weighted average P/E of approximately ten at year end (even lower when deducting our share of our portfolio of companies cash per share minus their debt per share), and are building on a foundation of solidly managed companies that, for the most part, continued to perform relatively well even during the last economic slowdown.

         While the ultimate stock market bottom may not be reached until sometime over the next few years, the collapse of the speculative bubble of the 1990s would be welcomed by us as an opportunity to invest in the companies that continue to meet our quality and growth criteria at undervalued stock prices. We continue to search for these opportunities even now, but they are currently few and far between. Still, after the bullish divergence (base-building) of lows made in October 2002, I expect that, consistent with this behavior in the past, we will have the wind at our back for at least part of the coming year, more than likely during the second half. We will continue to strive to deliver consistent growth in uneven conditions that I expect to exist in 2005 and even more difficult conditions that may be faced in 2006 and 2007 after which a hoped-for abundance of value in the market may emerge, giving us the opportunity to invest in several of the developed world's best managed growth companies at attractive prices which should increase the potential for even better performance in the years which follow.

         While my personal involvement is demonstrated through my share ownership and through my willingness to be compensated on the basis of my performance, my greatest incentive and blessing comes through the investments in Z-Seven by my family, my friends, and your families. You provide invaluable inspiration to me.

         I would like to thank all those who have demonstrated confidence in my growth/value discipline. Most of all, I am thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

     Our wonderful directors, Rochelle, Jeff, Lydia, and Alan, with their caring support and hard work, have each brought significant improvements to our Fund and continue to do so.

Sincerely,

/s/ Barry Ziskin

Barry Ziskin                                                   February 6, 2005

P.S. This report is dedicated to my daughter Ariana, who turns 20 today. This report is also dedicated to my son Jacob, who will soon turn eight, and to the memory of my late father, my most valuable mentor.

         IN CELEBRATING OUR 21ST ANNIVERSARY AND CONSIDERING A NEW ERA AS AN OPEN-END FUND, WE TOOK A LOOK AT WHAT THE NEXT 20 YEARS MAY HAVE IN STORE AS WE REVIEWED THE FIRST 20 YEARS IN LAST YEAR'S ANNUAL REPORT. INASMUCH AS LONGER-TERM PERFORMANCE RESULTS (PARTICULARLY FULL-CYCLE FIGURES) ARE, IN OUR VIEW, MOST IMPORTANT, WE THOUGHT IT WOULD BE HELPFUL TO REPEAT THIS SPECIAL
SECTION IN THE CURRENT ANNUAL REPORT AS WELL. THE REPRINT OF LAST YEAR'S SPECIAL SECTION REVIEWING THE ENTIRE HISTORY OF Z-SEVEN FUND FOLLOWS IMMEDIATELY. I BELIEVE IT TO BE MUST READING FOR THE LONG-TERM INVESTOR.

                                                                ============ >

                          FIRST 20 YEARS/NEXT 20 YEARS
                          ============================

         I remember our beginning twenty years ago as clearly as if it was yesterday. Certainly markets, economies and our own circumstances have undergone changes since our inception. Still, our objective of investing in the best managed businesses at undervalued prices remains as important for the 20 years that lie ahead as it was when Z-Seven Fund began.

                                OUR FIRST 5 YEARS
                                =================

         On December 29, 1983, Z-Seven Fund began as a publicly-traded investment company ("closed-end fund") designed to allow small and medium sized investors to invest in the companies which meet my seven investment criteria for stock selection, at a point when I was closing my doors first to all but large clients and shortly after to all private clients. At that time, it was important to not have too many dollars to invest in too few stocks. It was also a vehicle for me to invest my own money in the same stocks without competing with clients and/or shareholders. When it began, I invested a million dollars of my own funds in the initial public offering 20 years ago.

         Our first year of operations, 1984, was a difficult year for the small and micro cap stocks in which we generally invest. Our value/growth discipline held its own, so our investment portfolio had a flat year when many of our peers would have liked to. Because of our tiny size, our operating expenses (plus amortized start-up costs) were significant enough to have caused a slight dip in our Net Asset Value ("NAV"). Our shares traded lightly in a narrow range and closed the year basically unchanged.

         DURING OUR SECOND YEAR, OUR NAV PERFORMANCE TOPPED ALL CLOSED-END FUNDS, even those specializing in hot (at the time) Pacific Rim markets which we avoid due to political and currency risk factors, WITH A GAIN OF 44.5% (source:
No-Load Fund Investor). As a new fund we were still not well known, so our share price did not increase despite such outstanding performance.

         So, our priority beginning with year three, 1986, was to make the investing public more aware of our success. I became president of Z-Seven to tell our story. Our NAV grew 50.9% before expenses and with better shareholder communication, our share price more than doubled. The Value Line Index was up only 4% in 1986. Every single one of our 24 largest investments advanced in price that year.

         Then came 1987, the year of the October crash. Although I was not as-tute enough to have avoided the debacle (as many others "claim" to have been), 1987 provided helpful peak (mid-year) and trough (year-end) points for us to measure our performance over what I consider to be more meaningful periods than just one quarter or even one year. A full stock market cycle takes into account the rally phase as well as the declining segment. From the secondary stock trough at year-end 1984 to the succeeding peak in mid-1987, down to the following trough at year-end 1987, we experienced a complete stock market cycle. WE WERE FORTUNATE TO HAVE ACHIEVED AN ANNUALLY COMPOUNDED GROWTH RATE OF 31% OVER THE TROUGH-TO-TROUGH STOCK MARKET CYCLE. AS TO THE PREVIOUS FULL STOCK MARKET CYCLE, PEAK-TO-PEAK FROM YEAR-END 1983 UNTIL MID 1987, WE COMPILED AN ANNUALLY COMPOUNDED GROWTH RATE OF 34%. In particular, our largest 12 investments were still all profitable after the crash, having on average more than doubled over less than 2 1/2 years average holding period.

         In summary, during our first five years of operation, our biggest disappointment was that a planned initial public offering of two million shares was cut to only 900,000 resulting in a much smaller fund than we anticipated. As we grew, we began to repurchase our shares in 1986 at even small discounts to the NAV, creating a floor for our share price just below the NAV.

         Frank Capiello's Complete Guide to Closed-End Funds ranked Z-Seven first in performance among general equity CLOSED-END FUNDS. OUR GROWTH OF 154% DURING OUR FIRST FIVE YEARS WAS CONSIDERABLY BETTER THAN THE 98% GAINED BY THE SECOND RANKING GENERAL EQUITY CLOSED-END FUND.

                               OUR SECOND 5 YEARS
                               ==================

         During our second five-year period (1989 - 1993) our portfolio underwent considerable change. The Dow topped in 1989 nearly four times what it was at the 1982 bottom. Our search for value among quality growth companies took us more and more into foreign (particularly U.K.) traded shares, and we ended the year with nearly 80% of our portfolio invested in foreign stocks, nearly all in Europe. By the end of 1989, our five- year performance results (as compiled by Complete Guide to Closed-End Funds) had improved from 154% to 169%, while the second-best among general equity closed-end funds went from 98% to 110%.

         As we entered the 1990's, interest rates were rising at home and abroad, which did not bode well for U.S. and foreign stock markets.

         In a difficult investment environment (in which other closed-end funds invested primarily in European stocks had losses of 17% to 67%) in 1990, we considered our 5% loss in our investments and 1% decline in share price constitute excellent defensive performance.

         As day follows night, 1991 was an easy year to profit as equity investors. While it was gratifying that our portfolio showed growth of 54% (our best year ever), it was more meaningful that we did not have to climb out of a hole from the prior year's bear market.

         Debate about the European Union made 1992 a year of controversy and difficult conditions for both European equities and the Pound Sterling. As a result, the Unlisted Securities Market Index in Britain fell back to multi-year lows, but more than half of our holdings bucked the trend, including our largest investment, Airtours, which, after being the #1 performer in London the prior year (more than quintupled in 1991) rose another 35% in 1992. Those that did decline in 1992 though, dragged our overall portfolio down to a decline of 12 1/2% and, after expenses, a 14% decline in NAV, one of only two years of double-digit declines in NAV. In the following year, we recovered with 19% growth in our portfolio (15% in NAV).

         All in all, OUR SECOND FIVE YEARS PRODUCED FURTHER GROWTH AS WE EXTENDED THE 154% GAIN DURING OUR FIRST FIVE YEARS TO 226% GROWTH FOR OUR PORTFOLIO FOR THE ENTIRE FIRST DECADE. Complete Guide to Closed-End Funds no longer calculated and compared five-year results. During the first four years of the 1990's (1990 - 1993) we ranked number two (behind Swiss Helvetia Fund) in performance based upon share price among all closed-end funds which invest primarily in Europe, with a 40% gain, in sharp contrast to the 21% decline suffered by the average of all other closed-end funds investing in Europe.

                                OUR SECOND DECADE
                                =================

         Entering the next five years (1994 - 1998), our conservative approach resulted in a slight gain in 1994 (when the Russell 2000 Index declined more than 3%) and an increase in our investment portfolio of better than 32% in 1995. OUR TOTAL RETURN (SHARE PRICE), AS MEASURED BY LIPPER, RANKED #1 FOR THE YEAR 1995 AMONG ALL 98 "WORLD EQUITY" CLOSED-END FUNDS.

         Although 1996 was not spectacular for us, we SURPASSED THE SWISS HELVETIA FUND WITH A 109% TOTAL INVEST-

MENT RETURN FOR THE FIRST SEVEN YEARS OF THE 90'S, MORE THAN DOUBLE THE 51% RETURN OF THE SWISS HELVETIA FUND. In fact, Swiss Helvetia was one of only two closed-end funds invested primarily in Europe (other than Z-Seven) that registered any gain at all. The lack of sufficient values meeting our criteria in 1995 played a significant role in our decision to distribute substantial capital gains in 1995. The distribution was so well received by our shareholders that our board decided to distribute our capital gains again in 1996. DURING 1995 AND 1996, WE DISTRIBUTED $3.02 PER SHARE (ADJUSTED FOR THE 1997 2-FOR-1 STOCK SPLIT), NEARLY TWO-THIRDS OF OUR ADJUSTED NET ASSET VALUE AT INCEPTION.

         In 1997, after 21% growth in our investment portfolio, we split the shares 2-for-1 (the second split in our history) and paid another $1.43 (split adjusted) in actual and deemed (income tax) distributions, for a combined $4.47 per share for the three years. THE DISTRIBUTIONS OF 1995 - 1997 CONSTITUTED A 97% RETURN ON ORIGINAL NET ASSET VALUE. DURING THOSE THREE YEARS ALONE, OUR ORIGINAL SHAREHOLDERS GOT BACK VIRTUALLY THEIR ENTIRE ORIGINAL INVESTMENT.

         By 1998, our portfolio had many new U.S. stocks, thanks in part to a second-half mini-bear market which took the Russell 2000 Index down 38% from its first-half peak, and enabled us to have an abundance of secondary shares to choose from and the occasional big cap (like Oracle Corp.). By year-end, over 70% of our portfolio was invested in the U.S., not Europe, as had been the case through most of the 90's. Much of this however, was "fool's gold". The U.S. speculative bubble would soon be boiling over - only 14 1/2 months later the NASDAQ Composite Index soared over 5,000. An unusual recession free period from 1992 - 1998 made our six years of double-digit operating earnings growth an easy test to pass, even for some cyclical companies. ALL IN ALL, FOR THE FIVE YEARS (1994 - 1998), OUR INVESTMENT PORTFOLIO GREW 108%, FOR THE DECADE (1989 - 1998) BY 207%, AND FOR THE 15 YEARS SINCE INCEPTION BY 578%.

         THE MOST RECENT FIVE-YEAR PERIOD (1999 - 2003) has witnessed both the end of the speculative bubble (1999 - early 2000) and the beginning of what I believe to be a once-in-a generation secular bear market to cleanse the excesses of the 90's, similar to that of 30 years ago here in the U.S. I was fortunate to have begun my career on Wall Street in 1972 in the midst of the last secular bear market. The late 80's speculative bubble burst in Tokyo, ultimately leading to a 14-year secular bear market there. Whether the current bubble buster is "only" six years long, as it was in the U.S. last time, or 14 years long, as it was most recently in Japan, we are far from seeing the kind of valuations needed for a lasting long-term bull market.

         While our net asset value rose 20% in 2003 (and our pre-expense return on our portfolio even more), these past few years were tough for most investors, as bear market conditions in 2000 - 2002 were brutal. Fortunately, we had only one year (2001) when our net asset value was substantially impacted, while the defensive qualities of OUR STOCK SELECTION METHOD ALLOWED US TO WEATHER THE STORM IN TWO OF THE THREE YEARS, INCLUDING A SLIGHT PROFIT ON INVESTMENTS (BEFORE OVERHEAD EXPENSES) IN THE LAST YEAR OF THE BEAR MARKET (2002).

         With the decline in 2001 however, along with 16 years (1986 - 2002) of creating a floor for our shares at (or slightly under) net asset value by repurchasing shares in the open market, our already small fund has become too small to be as efficient as we would like it to be. No longer is small necessarily beautiful for Z-Seven. Recognizing these changes and rising to the challenges that changing times bring are just part of what makes me even more hopeful of our ability to help our family of shareholders during the next 20 years.

                                OUR NEXT 20 YEARS
                                =================

         I recognize that our shareholders, like shareholders of most companies, are more interested in gaining a handle on the future than they are in reviewing the past. FORTUNATELY, IN OUR CASE, OUR TIME-TESTED SEVEN CRITERIA FOR STOCK SELECTION REMAINS A CONSTANT. It is a common-sense approach to stock selection that is designed for "all seasons", as our strict requirements protect us from a number of unforeseeable changes in markets and economies.

         Still, the past is quantifiable and measurable, while the future is ... the future. The fact is that I may be most optimistic about the future of our investment portfolio when very few investors can find the courage to be optimistic about anything, because it is only after a long, painful decline in share prices that the abundance of value we hope for is likely to return. The disciplined investor should then be able to make unusually profitable investments with less risk.

         Although we are likely to have to rely upon the defensive nature of our criteria and past experience to successfully guide our fund through the challenging waters which may return in a year or two, it will be worth the wait. What is likely to follow will be another once-in-a generation opportunity (like
1974) to buy into some of the best managed businesses in the world at bargain basement prices. AS A RESULT, I AM TERRIBLY EXCITED ABOUT WHAT MAY BE A DECADE OR MORE OF SUPERIOR RETURNS.

         Z-Seven issued two press releases in 2003 which dealt with the near future and the beginning of the next 20 years. In the spring, we heralded the long- awaited broad market momentum surge that told us we were likely, particularly after extended base-building activity, to have a strong market in the near future. While this is helping us at the current time, we are mindful that it probably won't last past the next year or two. The historical work we have done on base-building periods and subsequent bull markets for over a half century reaffirms this and was presented in the 2002 annual report to reassure our stockholders that the 2000 - 2002 bear market was over. SERIOUS STUDENTS OF THE STOCK MARKET MAY WISH TO REQUEST A COPY OF OUR 2002 REPORT, WITH THIS TIMELY HISTORICAL ANALYSIS.

         The press release of November 30, 2003 announced our decision to remove the uncertainty of closed-end fund pricing by converting to an open-end fund. We are opening our doors to growing the asset base of our fund to a more cost-efficient size. We strongly feel that the time is right for us to make this move and I've written more about it in the next section, `This Year's Best Question". It is one reason why I am so excited now and why I envision a profitable long-term future.

                            THIS YEARS BEST QUESTION
                            ========================

         Most of the questions that we have received this past year from our shareholders have to do with the possibility of becoming an open-end fund. Our November 30, 2003 press release indicated that our board had approved converting Z-Seven to an open-end fund, pending shareholder approval. We assured our shareholders in both of our last two annual reports that we were considering what options we had to resolve illiquid trading in Z-Seven shares and to maximize long-term shareholder value.

         To that end, we have been systematically and carefully evaluating several potential third-party service providers for accounting, transfer agency, administration/compliance, and distribution services to smaller mutual funds. We believe we are very close to having found a service provider who can meet our standards for professionalism and cost-effectiveness, enabling us to move forward with the process of open-ending. Upon continued expense management and growth in assets, over time, it is our goal to reduce our expense ratio.

         The outstanding companies in our portfolio give me confidence in our future growth potential - as an example: our latest investment, TIS, made in March of 2003, is our first Japanese stock in the portfolio since Matsushita in the 80's (sold in '89 at the height of the Tokyo bubble) and has managed to buck both the weak Japanese economy and the downturn in I.T. spending to be the only computer service firm that I am familiar with to post growth for each and every year in operating earnings for the latest seven years, including the post-Y2K crash in their industry. We needed to wait for the price to meet our value requirement and we had that opportunity less than two years ago, when Tokyo was at a 20-year low. Subsequently, the stock had nearly tripled and became our largest holding. We trimmed this down to reduce risk, but whether it's the realized gain that we took, or the portion that remains unrealized, we have made better than $650,000 ($239,475 realized gain in 2003 plus $416,922 unrealized gain at December 31, 2004) thus far that, when and if realized, will most likely be tax-free because our of huge tax loss carry-forward. If our portfolio continues to do well, we may be able to grow tax-free for years to come.

         Our latest U.S. purchase, FactSet Research (made about two years ago) is a similar story but not as extreme. My hope is, that by the time the next bear market comes, we may have a true value abundance, like the sort we haven't had in a very long time and that we may be able to, at such time, have many good opportunities like the ones that came along year before last. I strongly believe that the best (and probably the most likely) reason that shareholders are invested in Z-Seven is because they share this vision and are hopeful that our stock selection criteria will help them in this goal, as it has in many periods of time in the past.

         In fact, even while we exercise the patience that our discipline requires to wait for some of the developed world's best companies to be available at bargain prices, when the next bear market frightens away other investors, TIS (more than tripled in less than two years) and FactSet (more than doubled over roughly the same time) are NOT THE ONLY investments of ours that are doing well. Of our 12 largest holdings that make up most of our portfolio assets, only two of them trailed the S&P 500 this past year (2004) with somewhat smaller single-digit gains; on the other hand, THE REMAINING TEN ALL BEAT THE S&P, SOME BY A MILE, WITH DOUBLE-DIGIT PERFORMANCE - see Performance and Financial Information on page 48.

         Long-term, my hope is for growth as the liquidity offered to the shareholders of an open-end fund not only aids the selling shareholder, but does help the shareholders or prospective shareholders who want more Z-Seven in their portfolio than they may now be able to easily access, under currently thin trading in Z-Seven's shares. IF THIS LONG-TERM GOAL IS REALIZED AND THE FUND GROWS IN SIZE, THEN EVEN FURTHER BENEFITS OF A LESS COSTLY EXPENSE RATIO MAY BE ATTAINED as well. Thus, the Board believes this solution has the potential to be our best move for our shareholders over the long-term.

         OUR "STOCK PURCHASE CRITERIA AND SELL DISCIPLINE" IS DISCUSSED IN DETAIL NEXT.

                                                                ============ >

                   STOCK PURCHASE CRITERIA AND SELL DISCIPLINE
                   ===========================================

         Among the features which set Z-Seven Fund apart are its carefully developed and closely followed seven criteria for stock selection and its sell discipline. The seven criteria were developed by Barry Ziskin to reduce risk in the stock selection process.

         Thousands of publicly held companies THROUGHOUT THE DEVELOPED WORLD are analyzed yearly. To provide meaningful examples, we use our biggest investments to illustrate our criteria. In this way, we provide new information on our largest positions and, at the same time, bring our criteria to life.

ACCOUNTING PROCEDURES: RELIABILITY AND CONSERVATISM

         "COMPANIES MUST NOT DEFER OPERATING EXPENSES OR PREMATURELY REALIZE REVENUES AND MUST HAVE AN AUDITOR'S REPORT ON FINANCIAL STATEMENTS THAT IS UNQUALIFIED IN ALL MATERIAL RESPECTS."

         Without the credibility of conservatively reported earnings and balance sheet information, the other criteria would be meaningless. For this reason, we take the time and effort to make the stock selection process as valid as possible through in-depth analysis.

         IN LIGHT OF THE RECENT ENRON AND WORLD COM ACCOUNTING SCANDALS, it seems investors are finally prepared to pay attention to the quality of reported earnings and public financial statements.

         It is common sense that no company will actually pay any more income tax than tax laws require it to. The average investor can determine the difference between conservatively reported profits for income-tax purposes vs. profits reported to shareholders (book income) by reviewing the income-tax footnote of an annual report (SEE BOX BELOW).

         Tax actually paid is called "current tax." The extra tax, which would have been paid if the company paid taxes using the same accounting practices as used in reporting earnings to the public, is called "deferred tax." Adding the "deferred tax" to the "current tax" gives us the total income tax we see reported to shareholders.

EXAMPLE:

     ------------------------------------
     CURRENT TAX           $30 MILLION
     DEFERRED TAX           10 MILLION
                          ---------------
     TOTAL TAX             $40 MILLION
     ------------------------------------

         In our analysis, we adjust earnings downward to reflect the more conservatively reported figures and insist that, on average, publicly reported figures are reasonably close (at worst), or under-reported (at best) versus income tax actually paid.

         This company actually paid only $30 million of the $40 million of the tax it reported on its income statement.

         WE RECEIVED SUCH A POSITIVE RESPONSE FROM OUR SHAREHOLDERS ABOUT OUR ENRON ANALYSIS IN OUR LAST THREE ANNUAL REPORTS THAT WE THOUGHT IT WORTH REPEATING IN OUR 2004 ANNUAL REPORT.

         EVEN IF A COMPANY LIKE ENRON, WHICH DID NOT COME CLOSE TO MEETING OUR OTHER CRITERIA, appeared to be solid on the surface, a quick examination of their reported earnings to the public vs. IRS would immediately make it obvious that they were, at the very least, AGGRESSIVELY REPORTING THEIR EARNINGS TO AN UNSUSPECTING PUBLIC. While this analysis does not uncover fraud, it makes it obvious which companies, even without resorting to fraud, are using "generally accepted accounting principles" which allow them legally to inflate their earnings when reporting them to us, the public. Despite many professional investors being duped in the Enron scandal, a simple analysis like the prior boxed example, would have shown:

-------------------------------------------------
                        2000     1999      1998
                     ----------------------------
                            (IN MILLIONS)
CURRENT TAX          $   227  $    83   $    88
DEFERRED TAX             207       21        87
                     ----------------------------
TOTAL TAX                434      104       175
-------------------------------------------------

         These amounts from Enron's 2000 annual report, under "Income Taxes," makes it apparent that each year Enron used accounting principles which resulted in reporting higher earnings to the public than more conservative tax reporting. In two out of the most recent three reported years, deferred tax approximated current (actually paid) tax. This means that Enron reported about double the earnings to an investor than they did when paying tax. A further analysis of this note is even more alarming, indicating only 23% of their deferred tax balance sheet assets were even possibly due to conservative accounting procedures (called "other"), while 77% of these assets came from operating tax loss and minimum alter- native tax carry-forwards. This indicates that for years, the company has had a terribly difficult time trying to earn money, while deferred tax liabilities overwhelmed these mostly "technical" assets by greater than three-to-one.

         Deferred taxes usually are the result of "temporary timing differences." Different depreciation methods are used by most companies for tax purposes vs. financial reporting. The "accelerated" method used for tax purposes will show a higher depreciation expense in the earlier years and, thus, a lesser amount of taxes paid. For financial reporting purposes, a straight-line basis is used, resulting in lower depreciation expense and higher net income (earnings).

         Watch out for differences other than depreciation in recognizing income and expenses that cause deferred taxes to increase consistently, year after year. Becoming familiar with the companies' individual accounting practices and their impact on your existing holdings, as well as your prospective investments, is well worth the time involved in learning and applying good common sense to protect your financial assets.

         In some European countries, such as France and Switzerland, the "Pro-visions" note to the "Group Consolidated Balance Sheet" is the only source of deferred-tax information. In Italy and Germany, not all public companies make this disclosure which tells how conservatively earnings are reported. If this vital data is not available, we simply do not invest in that company.

         As of year-end, our Rathbone Brothers PLC holding was our largest investment, having sold our prior largest, fellow British financial services company, Jardine Lloyd Thompson PLC. It has been used as an example for every purchase criterion during its nearly eight years in our portfolio and last year was highlighted for this Accounting Procedures criterion. In today's market, at a time when outstanding values are rare, Rathbone is being used, a second time, as one of our two examples for our Value (P/E) criterion - see page 41.

         Coming home, across the Atlantic, this year's example is FACTSET RESEARCH, our largest domestic holding and second biggest overall, behind Rathbone. In its most recently ended fiscal year (August 31, 2004), FactSet increased the liabilities it accrues when reporting to the public that are not tax deductible and deferred rent costs, after the recent move of its headquarters from less than $2 million to nearly $5 million (combined). This more than offset the use of accelerated depreciation for taxes to give FactSet its 9th year out of the latest 11 of reporting overall earnings more conservatively to the public than to our IRS. Not only do they consistently report conservatively, but the average of all 11 years shows a significant 8 1/2% less earnings reported to the public than they do for income tax purposes. While the most extreme case was better than 26% more conservative (book vs. tax) earnings in 1999, it is even more impressive that of only two years (out of the latest 11) when it went the other way, the biggest difference was less than 6% (in 2001).

CONSISTENCY OF OPERATING EARNINGS GROWTH

         "AT LEAST 10% GROWTH IN ADJUSTED PRE-TAX INCOME IN EACH OF THE SIX MOST RECENT YEARS."

         As we search for the best managed companies, WE LOOK FOR COMPANIES THAT HAVE PREDICTABLE EARNINGS GROWTH regardless of changes in the economy or in their particular industries or product areas. We only invest in those companies that have done well in both prosperous and difficult times.

         With all the publicity about the record-long economic expansion in the U.S. before entering a recession, it may be surprising that the S&P 500 Index has suffered two years of down earnings, one of which was down 52%, over the latest decade of reported earnings (1993-2003). The companies in our portfolio have averaged only approximately one down year during the same period. We believe the consistent strength of corporate earnings growth within our portfolio gives us the potential for excellent long-term results.

         When we say "growth in adjusted pre-tax income," we mean operating growth after adjusting for non-operating items, such as interest and investment income. During periods of reduced interest rates, cash-generating companies should not be penalized for declining interest income. We also adjust for foreign currency movements (particularly timely during the recent period of U.S. dollar decline), reserves, non-recurring, and extraordinary items and we adjust for tax accounting to put each year on comparable and conservative footing.

         We do not adjust for interest expense, which is a cost of doing business, whether for financing inventories or long-term interest on mortgage and public debt (bonds). Management needs to be held accountable for adding debt, along with its costs and risks.

         Many companies may appear to have consistent growth, due to their planned timing of significant accounting events that have nothing to do with the true operating picture. Our extra work put into the analysis is worth the effort to find companies that are truly the best managed.

         TECHNE CORP., a biotechnology product (cytokines) company, is our newest domestic equity investment. It was bought approximately two years ago, around the bear market bottom in 2002, when its share price declined to the bargain P/E valuations we require when buying. It is now our second largest investment in the United States and fourth largest overall. Although a few other domestic growth stocks meeting our quality criteria dropped in price during the bear market of 2000 - 2002, Techne was the only one we didn't already have a position in which met our value requirement.

         Perhaps some investors were nervous then, due to the bear market, when we were buying Techne. They may have also been made nervous by the appearance of an uncharacteristic decline in annual earnings in fiscal 2002 to $.64 per share from a record $.80 the year before. No, Techne's fortunes hadn't really turned, just a non-recurring and non-operating charge due to the settlement of litigation with Amgen. Excluding this item, earnings actually increased from $.80 to $.91.

         This growth was an extension of a non-stop growth history from 1989 when Techne was a little biotech company with barely a 4% net profit margin and $12 million in sales. Techne has reported non-stop growth in sales and operating earnings during each and every year since 1989. Not only has bottom-line (earnings) growth been faster than top-line, but in only two years, one when it acquired its British research and development subsidiary and another when it acquired the re-search products business of Genzyme, did these assimilations cause profit margins (operating earnings as a percent of sales) to decline slightly and temporarily, while both sales and earnings continued their steady upward expanse to new records. Techne's sales have multiplied to exceed $161 million in the latest fiscal year and net after tax profit margins to nearly 33%. I AM UNAWARE OF ANY COMPANY, REGARDLESS OF INDUSTRY, THAT MATCHES OR EXCEEDS THIS PROFIT MARGIN.

         The new fiscal year ending June 2005 has gotten off to an excellent start, making it likely that Techne will achieve ITS 16TH CONSECUTIVE YEAR OF GROWTH IN 2005. During the latest decade alone, pre-tax profits have increased nearly 12-fold from $7 million to nearly $83 million. Every single one of those ten years, Techne has not only met our criteria of consistent 10%+ growth, but consistent growth exceeding 14% without exception.

STRENGTH OF INTERNAL EARNINGS GROWTH

         "ADJUSTED PRE-TAX INCOME, EXCLUSIVE OF ACQUISITIONS AND DIVESTITURES, MUST HAVE GROWN AT AN ANNUALLY COMPOUNDED RATE OF AT LEAST 20% FOR THE MOST RECENT SIX-YEAR PERIOD."

         Over a six-year period a company must triple its operating profits to qualify as an investment.

         The criterion for "Accounting Procedures" assures that we have credible reported figures. Our criterion of "Consistency of Operating Earnings Growth" identifies companies with predictable earnings growth regardless of the state of the economy, industry, or product cycle. The criterion "Strength of Internal Earnings Growth" further reduces risk by seeking companies that meet all the criteria, including showing growth at a pace that is tripling their profits over this six-year period. AT THIS PACE, EVEN IF ITS P/E MULTIPLE WERE TO CONTRACT BY AN ASTONISHING TWO-THIRDS, A TRIPLING IN EARNINGS WOULD PROVIDE ULTIMATE LONG-TERM PROTECTION.

         Even during the recent secular bear market in Tokyo (1989 - 2003) or during the secular bear market that I believe started in the United States in 2000, this combination of bargain prices and rapid earnings growth minimizes long-term risk.

         Over the years, many brokers have tried to sell "emerging growth" companies (internet-related and others) based on future earnings expectations, rather than historical results. This substantially increases the investment risk. The losses many investors have suffered at times in these "emerging growth stocks" bring back painful memories for experienced investors. The "Internet" crowd seems to have predictably learned its lessons as well during the 2000 through 2002 bear market.

         Growth does not necessarily mean increased risk. Quality growth companies can be profitable investments during bull as well as bear markets.

         Our only investment in Japan (seventh largest overall) is TIS INC. (formerly Toyo Information Systems), newest of all in our portfolio (nearly two years), since the bottom in Tokyo allowed us the bargain-priced opportunity to get started investing in Japan, after a 14-year absence.

         Since fiscal year 1996, when TIS, an I.T. (information technology) service company became profitable, its pre-tax operating profit has displayed consistent non-stop growth, EVEN DURING THE GLOBAL INDUSTRY SETBACK IMMEDIATELY AFTER Y2K, from around 1.4 billion Yen (approximately $14 million at current exchange rate) to nearly 9.5 billion Yen (around $90 million in U.S. dollars).

         Not only has TIS multiplied its operating profit better than 6 1/2-fold in eight years (27% annually compounded growth), but most recent quarter and 9-month results (reported within the last week) showed TIS accelerated its rate of growth to 49% and raised its estimate of full-year earnings growth.

         No wonder, the combination of strong growth and buying at bargain prices works not only to protect capital in a bear market, but to doubly enrich investors such as ourselves in the current cyclical bull market, benefiting from P/E multiple expansion during a favorable time period, in addition to earnings growth. Having bought our TIS shares, as the Tokyo market neared its secular bear market bottom, declining to 20-year lows, this combination of bargain prices and strong earnings growth has helped TIS to more than triple in price in nearly two years.

BALANCE SHEET: WORKING CAPITAL

         "ONE OF THESE THREE CONDITIONS MUST BE MET: A) 2:1 OR BETTER CURRENT RATIO, B) 1:1 OR BETTER QUICK ASSET RATIO, OR C) WORKING CAPITAL IN EXCESS OF MARKET VALUATION (TOTAL SHARES OUTSTANDING TIMES CURRENT MARKET PRICE)."

         "Current ratio" means current assets divided by current liabilities. "Quick asset ratio" means current assets, excluding inventories, divided by current liabilities. "Working capital" means current assets less current liabilities.

         For a retailer or wholesale distributor, the current ratio is the best measure of working capital since its businesses have high inventory requirements. For a service company, there are no inventories; thus the quick asset ratio should be used. Because different types of businesses have varying needs, we use alternative balance sheet criteria. Still, do not confuse this flexibility with a lack of discipline since MOST COMPANIES DO NOT MEET ANY OF OUR ALTERNATIVE REQUIREMENTS.

         This year, we turn to our third largest domestic holding, BALCHEM, a little specialty niche chemicals manufacturer, as our working capital example. Balchem, overall our sixth largest investment, is a company that leveraged its balance sheet as recently as 2001 to make an acquisition that nearly doubled its business (and earnings). It merely took them a year of strong cash-flow growth to remake our balance sheet criteria and enable us to invest in its shares approximately 2 1/2 years ago.

         So strong is Balchem's cash position now (better than $17 million after the latest quarter) that not only is their current ratio nearly 5:1, and their quick ratio nearly 4:1, but their "CASH RATIO" - I've never heard of such a ratio either but I thought it would be something to compute here - the ratio of cash and equivalents to current liabilities is nearly 2 1/2 to 1.

BALANCE SHEET: CORPORATE LIQUIDITY

         "LONG-TERM DEBT MUST BE LESS THAN EITHER: A) WORKING CAPITAL, B) CASH AND CASH EQUIVALENTS, OR C) LATEST TWELVE MONTHS' CASH FLOW. `CASH FLOW' MEANS NET INCOME PLUS DEPRECIATION AND AMORTIZATION, I.E., THE DIFFERENCE BETWEEN

REVENUES AND ALL CASH EXPENSES (INCLUDING TAXES)."

         The average S&P 500 company, weighted by market value, has massive debt (both long-term and short-term).

         While several companies in our portfolio at year end have no debt at all, the average Z-Seven company, also weighted by market value, has total debt including short-term debt (not part of this criterion) that is less than its working capital.

         VT HOLDING, our single remaining Danish investment (our fifth largest holding overall), is an industrial conglomerate that has realized that bigger isn't necessarily better and has divested some of its businesses that have little prospect for long-term growth, enabling them to use the proceeds to buy back its shares (anti-dilutive for earnings per share) and to repay its debt, giving VT a better balance sheet. During the latest reported year, despite buying back its shares, cash increased from 110 million Danish Kroner ("DK") to exceed 180 million DK.

         During the same period, short-term debt has been reduced from 205 million DK to around 170 million DK. SAVING THE BEST FOR LAST, they have repaid 16 million DK in long-term debt (from 53 million DK to 37 million DK) and are leaner as they position themselves for the possibility of renewed growth in earnings.

PRICE/EARNINGS MULTIPLE AND OWNER DIVERSIFICATION

         "SHARES MUST SELL FOR LESS THAN TEN TIMES OUR ESTIMATED EARNINGS PER SHARE FOR THE CURRENT FISCAL YEAR."

         "LESS THAN 10% OF OUTSTANDING SHARES MUST BE HELD BY INVESTMENT COMPANIES OTHER THAN Z-SEVEN."

         The "Price/Earnings Multiple and Ownership Diversification" criteria are discussed together because greater institutional buying results in a higher price/earnings multiple, while the opposite is true when institutions sell. Institutional ownership data is now more available than it had been in the past. The "Price/Earnings Multiple" criterion is the more relevant of the two requirements. The following examples will therefore focus only on value, using the price/earnings ratio.

         In periods of general undervaluation in the marketplace, a greater number of stocks meet all seven criteria since more stocks sell for under ten times earnings. The opposite has held true during a period of general overvaluation.

         EVEN AFTER SUCH A DIFFICULT BEAR MARKET AS 2000 - 2002 WAS, LARGE-CAPITALIZATION STOCKS WERE CLEARLY OVERVALUED IN THE MARKET THROUGH NEARLY ANY HISTORICAL MEASURE. THIS WAS EVEN TRUE FOR HIGH-TECHS, WHICH SUFFERED THE MOST.

         WHEN WE LOOKED FOR VALUE THIS YEAR, WHERE DID WE FIND IT? This year, we are finding it in the United Kingdom, as the two examples we give for market recognition and value, amongst companies achieving consistent growth in operating earnings are in Britain, selling for single-digit price/earnings multiples, after adjusting for their cash (net of debt). Unfortunately, in general, bargain opportunities in undervalued, consistent growth companies remain in alarming scarcity, even after the serious stock market decline during 2000 - 2002.

         Many of our largest pre-existing holdings, however, reside in the United Kingdom where some outstanding values can be found. BARRATT DEVELOPMENTS PLC, a British home-building company, was used an example in a previous annual report, and having been previously detailed as an example of each of the other criteria during its approximate 6-year holding period, it is currently repeated as an example of our Price/Earnings Multiple criterion.

         Also our largest holding, RATHBONE BROTHERS PLC, having already been discussed as the example for every single criterion during its nearly eight years in our portfolio, repeats as an example of this criterion.

         Although the 595 pence closing price in 2004 of this steadily growing British home builder has also gained consistently during the last several years, Barratt was nearly four times our estimate of 151 pence in earnings for the next year. Barratt's cash and equivalents (net of debt) of 189.7 million Pounds Sterling works out to approximately 144 pence per share. Realizing that 144 pence of its 595 pence price is backed in net cash means that the growth business which generates excess cash in increasing amounts is only valued at 451 pence (595 pence - 144 pence), merely three times our earnings estimate of 151 pence per share.

         Barratt is in excellent shape to deliver sustained growth to the shareholders in 2005 and 2006. It seems to be a bargain indeed in today's market, at merely three times expected earnings. By comparison, the best managed American home builders have seen their shares soar in the current market.

         Turning to another example of value in today's market takes us to our largest holding, Rathbone Brothers PLC, another British company, this one an investment (asset) manager. Rathbone has also compiled an excellent long-term record of earnings growth. We refused to sell any of our shares at their bottom prices in 2002 despite it being so overweighted in our portfolio, which has worked out well for us in the most recent year, with a 23% increase in share price during 2004. If it were not for an interruption to their growth record during the most recent bear market, we would consider adding to our Rathbone investment.

         Rathbone's year-end price of 850 pence multiplies our estimate of earnings approaching 60 pence per share in 2005 merely by 14 times. However, it also has 395 million Pounds Sterling of cash, without a single pence of debt. This is 986 pence per share, meaning that the growth business throwing off 60 pence in earnings is TRADING FOR EVEN LESS THAN ITS CASH PER SHARE. NOW, THAT'S VALUE!

SELL DISCIPLINE: BASED UPON THE SAME COMMON SENSE CRITERIA AS FOR STOCK
SELECTION

         Investors often comment that portfolio managers and analysts have many reasons for purchasing shares in a company and never deal with the terms of selling. Not being disciplined in when to sell can be even more dangerous than leaving buy decisions to chance and emotion.

         Our stock selection criteria are designed to minimize investment mistakes by not repeating them. This is a concept that has been the guiding principle for Barry Ziskin as a money manager.

         There are seven events that will cause us to REDUCE OR ELIMINATE shares from our portfolio:

         1. ANY BREACH OF OUR "ACCOUNTING PROCEDURES" CRITERION REQUIRES COMPLETE ELIMINATION. Once a company begins to hype its reported figures, or stops disclosing enough information to make a determination as to how conservatively earnings are reported, it has removed the most important foundation upon which reasonable analysis can be built. We rarely find this rule breached, as most companies which have once met this most important criterion continue to do so.

         While other criteria may cease to be met without having to sell the entire holding, the "Accounting Procedures: Reliability and Conservatism" criterion is the foundation upon which the quality, growth, and value characteristics we seek are based.

         2. THE BREACH OF OUR "CONSISTENCY OF OPERATING EARNINGS GROWTH" CRITERION WILL ALSO RESULT IN COMPLETE ELIMINATION OF OUR HOLDING unless we see good reason to expect this breach, whether realized or anticipated, to be minor or short-term in nature. We look for early warning signs so that, if necessary, we may try to sell the shares before the bad news is out, and the price drops.

         A long-term change in our companies' profitability and growth happens infrequently; so we rarely need to implement it. More often than not, if one of our companies is slowed down by a recession, or has unusually high profits to compare against, it represents a temporary flattening out or "blip" in an otherwise excellent long-term growth record. These companies tend to quickly return to their successful performance. It is our desire to maintain smaller positions in these companies.

         We still take prudent risk-reduction action even in these cases. In those markets benefiting from lower interest rates, we reduce most of our exposure by cutting back these investments to just one third of our targeted position size for stocks that continue to meet the purchase criteria.

         Why do we not just sell them immediately and reinvest all of the proceeds into those stocks that continue to meet all of the criteria? Most often, alarm bells do not ring! We, of course, look for warnings: substantial unloading of shares by key officers; disconcerting conversations with management and others in its industry; new inexperienced operating management replacing successful key people; as well as a multitude of other signs. Unfortunately, by the time we are aware that there will be an interruption in a company's growth pattern, the market price of its shares and the lack of buyers in some thinly traded issues does not offer the seller a real opportunity. In many instances, the stock is at a bargain price due to an overreaction by the market. When this happens, we sometimes have very few shares to sell to reach a new targeted position size, since the price drop already makes them have less importance (in size) to the portfolio at that time. This most often occurs in bear markets and during recessions, when panic runs rampant.

         3. THE BREACHING OF OUR "CONSISTENCY OF OPERATING EARNINGS GROWTH" CRITERION CAN RESULT IN ELIMINATION OF THE POSITION IN ITS ENTIRETY WHEN THE COMPANY'S MANAGEMENT LOSES CREDIBILITY. The position will be sold when reported results are significantly worse than we were led to believe. We can make no reasonable determination of long-term growth potential if we are misinformed by the company in the short term. Following this rule has saved us money many times over the years, and continued to do so this past year.

         4. THE BREACHING OF OUR "BALANCE SHEET: WORKING CAPITAL" CRITERION WILL RESULT IN THE ELIMINATION OF THE INVESTMENT IN THAT COMPANY IF NEGATIVE WORKING CAPITAL IS REPORTED. This rule, while it is important, has very rarely been implemented. A nominal (non-deficit) breach in our working capital criterion due to the seasonal nature of some businesses, or temporary shifts between short-term and long-term debt, is not a serious worry, as long as our other criteria are met. Still, the nominal breach requires the reduction of our exposure to risk by selling the position to one half of the targeted size for stocks that meet all of our other criteria.

         5. RESTRICTIVE MONETARY POLICIES AND EARLY WARNING SIGNS TO FUTURE STOCK PRICES PROVIDED BY DIVERGENT TRENDS IN MAJOR STOCK MARKET INDICES VS. INDIVID-

UAL STOCKS (THE BROAD MARKET) REQUIRES US TO ELIMINATE HOLDINGS WHICH HAVE EVEN A SLIGHT INTERRUPTION IN ANNUAL OPERATING EARNINGS GROWTH CONSISTENCY.

         As we explained under "Sell Discipline" rule #2, an inconsistency in operating earnings growth results in a reduction to a one-third position. The remaining position will be completely sold if both monetary policies and divergent market trends are negative. It would take these companies six years to requalify regardless of their ability to resume continuous growth in operating profits. In certain cases, minimal positions are kept in deeply undervalued holdings, awaiting better valuation opportunities, even when both macro-considerations are negative.

         6. WHEN NEGATIVE MONETARY AND DIVERGENT TREND SIGNALS PERSIST, WE ELIMINATE ALL REMAINING STOCKS THAT NO LONGER MEET THE PURCHASE REQUIREMENTS. ALL THOSE CONTINUING TO MEET ALL PURCHASE CRITERIA REMAIN IN OUR PORTFOLIO AS VALUABLE LONG-TERM INVESTMENTS REGARDLESS OF GENERAL ECONOMIC AND STOCK MARKET FACTORS. This selling discipline was particularly relevant during 2000. Normally, companies that are well above our buying price, but still continue to show consistent operating earnings growth, are reduced to one-half positions. However, during that year's environment of credit tightening with higher interest rates and the negative divergent market trends continuing to exist, we eliminated those significant holdings that no longer met all our purchase criteria.

         In January 2000, we eliminated seven holdings in growth stocks as discipline #6 caused us to realize profits after their soaring P/Es caused them to exceed our valuation requirement. Five of the seven eliminated were high-technology domestic stocks traded on the NASDAQ (Oracle Systems, AVT Corp., Plexus, Kronos, and Synopsys). Before the year was over, we found an even better price opportunity than existed in January to also sell Avocent (formerly known as Cybex Computer before merger with Apex) and took advantage of the opportunity. The NASDAQ Composite finished that year with its worst annual decline in its entire history and that was only the beginning for this devastating multi-year bear market.

         7. SOMETIMES WE HAVE NO CHOICE! IN THE EVENT OF A TAKEOVER OR GOING-PRIVATE TRANSACTION, OUR DESIRED LONG-TERM HOLDING PERIOD FOR WELL-MANAGED COMPANIES, WHICH CONTINUE TO MEET ALL OF OUR CRITERIA, IS CUT SHORT. The high quality growth companies in Z-Seven's portfolio are attractive for potential acquisitions. The companies that meet our criteria are the very best publicly owned businesses we can find. When the shares of some of these companies are trading at less than ten times estimated earnings, potential acquirers may also take notice. In addition, these values may stimulate insiders to take over the company in a management buy-out.

                      PERFORMANCE AND FINANCIAL INFORMATION
                      =====================================

In the table below, we have outlined earnings growth, balance sheet statistics, and share price performance for Z-Seven Fund's TWELVE LARGEST INVESTMENTS AT YEAR-END (comprising 81% of our common stock market value).

                                     EARNINGS GROWTH       CURRENT BALANCE SHEET
                                     (1993-2003) (a)            Total Debt
                                # of                            (long and         US DOLLAR
                                Down         Annually            short-term)     SHARE PRICE
                                Years        Compounded          as % of         ------------ ---------- ---------
                                for          Earnings            Working          Year End    Year End      %
                                Earnings     Growth Rate         Capital            2003        2004      CHANGE
                                ------------ ------------- --------------------- ------------ ---------- ---------
1.      Rathbone Brothers PLC        2          + 14%            NO DEBT!           13.22       16.30     + 23%
2.      FactSet Research, Inc.       0          + 31%            NO DEBT!           38.21       58.44     + 53%
3.      Barratt Developments PLC     0          + 26%               3%               9.68       11.42     + 18%
4.      Techne Corp                  0          + 28%               7%              37.84       38.90     +  3%
5.      VT Holding                   2          + 17%              56%              46.03       68.19     + 48%
6.      Balchem Corporation          1          + 26%              32%              22.80       34.69     + 52%
7.      TIS, Inc.                    0(b)       + 27%(b)           99%              33.73       43.76     + 30%
8.      UCB                          0          + 21%              42%              37.60       50.69     + 35%
9.      Roxboro Group PLC            2          +  3%            NO DEBT!            4.22        6.93     + 64%
10.     United Guardian, Inc.        3          + 18%            NO DEBT!            7.81        8.35     +  7%
11.     Lindt & Sprungli             1          + 12%              49%             830.44    1,418.68     + 71%
12.     National Dentex              1          + 14%            NO DEBT!           24.00       30.45     + 27%
         Corporation

WEIGHTED AVERAGE FOR TOTAL
EQUITY STOCKS HELD IN Z-SEVEN'S
PORTFOLIO AT YEAR END, 12/31/04      1          + 20%              79%                                     +56%

S&P 500 STOCKS INDEX                 2           + 8%             1337%            1111.92     1211.92     +9%


(a) Companies which have fiscal years reported for 2003 have been updated to 1993-2003.
(b) TIS Inc.'s first profitable year was 1996, used as a base year for these calculations.

                           SPECIAL FEATURE OF THE FUND
                           ===========================

BONUS/PENALTY PERFORMANCE INCENTIVE

         Z-Seven's net asset value performance (after expenses) must exceed the S&P 500 by ten percentage points (as an example: 15% for Z-Seven vs. 5% for the S&P 500) for the Adviser to earn a minimum quarterly bonus of one quarter of one percent.

         This unique bonus/penalty arrangement between Z-Seven and its Adviser is not just theoretical. It is one resulting in actual payments to or by Z-Seven's Adviser. As recently as 2001, the Adviser paid performance penalties totaling $139,003.

         The performance arrangement compares Z-Seven's net asset value (even after all ordinary expenses) vs. an expense-free S&P 500 for the latest 12-month period.


Special bonus/penalty incentive:
---------------------------------------------------
Trailing 12 months                       Quarterly
% Point Difference                   Bonus/Penalty
------------------                   -------------
       0 to   9.9                               0%
       10 to 14.9                             1/4%
       15 to 19.9                             3/8%
       20 to 24.9                             1/2%
       25 to 29.9                             5/8%
       30 to 34.9                             3/4%
       35 to 39.9                             7/8%
       40 to 44.9                               1%
       45 to 49.9                           1 1/8%
       50 to 54.9                           1 1/4%
       55 to 59.9                           1 3/8%
       60 to 64.9                           1 1/2%
       65 to 69.9                           1 5/8%
       70 to 74.9                           1 3/4%
       75 to 79.9                           1 7/8%
       80 to 84.9                               2%
       85 to 89.9                           2 1/8%
       90 to 94.9                           2 1/4%
       95 to 99.9                           2 3/8%
      100 or more                           2 1/2%
---------------------------------------------------

                       INVESTMENT OBJECTIVES AND POLICIES
                       ==================================

         The investment objective of the Fund is long-term capital appreciation through investment in quality growth companies whose shares are undervalued.

                               FOREIGN SECURITIES

         The Fund may invest up to 100% of its total asset value in securities of foreign issuers. Only developed markets, not emerging markets, are considered safe for our global diversification. As a result, in our own Western Hemisphere, we invest in the U.S. and Canada only (not in Latin America). In Europe, we invest only in Western and Northern nations, not in Eastern countries. In the Pacific, we have only invested in Japan and Australia. We do not invest in Africa or Asia (other than Japan).

                   OPTIONS ON STOCK INDICES AND INDEX FUTURES

         The Fund may purchase and sell call and put options on stock indices and index futures traded on U.S. or foreign stock exchanges as an alternative method of hedging market fluctuations, or to hedge against the possible opportunity cost of a large cash holding. Purchases and sales of options will also be made to close out open option positions.

                           FOREIGN CURRENCY CONTRACTS

         The Fund currently engages in hedging as a means of risk protection against losses due to adverse currency fluctuations. To this extent, the Fund engages in transactions using forward currency exchange contracts. Since there is no initial payment or any cash payments on daily mark-to-markets using foreign currency contracts, this hedging method gives the Fund the ability to invest all of its assets in common stocks.

                           NET ASSET VALUE CALCULATION

         While it remains our intent to publish our Net Asset Value (N.A.V.) weekly, there may be instances when we are unable to do so.

                                SHARE REPURCHASES

         Notice is hereby given, in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, at market prices, from time to time, shares of its common stock in the open market. Please, see "Share Repurchases" on page 3 of the LETTER TO OUR SHAREHOLDERS.

                               GENERAL INFORMATION
                               ===================

                                    THE FUND

         Z-Seven Fund, Inc. is a non-diversified, closed-end management investment company whose shares trade on Over-the-Counter Pink Sheets (in anticipation of the consideration of converting into an open-end fund). The Board considered the increased listing fees being charged by NASDAQ for small-cap listing and its potentially limited remaining time as a closed-end fund. The Fund de-listed from NASDAQ in 2004.

         The Fund is managed by TOP Fund Management, Inc., (the Adviser), whose president is Mr. Barry Ziskin.

                             SHAREHOLDER INFORMATION

         Net asset value and market price information about the Fund shares are published each Monday in Barron's and The Wall Street Journal. For a current quote of the stock price, shareholders can contact stock brokers and/or automated quoting systems. The Fund may be contacted directly for latest net asset value.

         As a thinly-traded stock, shareholders are encouraged to consult brokers regarding best execution, including the possibilities of limit orders to achieve this goal.

                 REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS

         A dividend and capital gains reinvestment program is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock.

         Shareholders who wish to participate in the program and have physical possession of their share certificates (holders of record) should contact Wells Fargo Bank, N.A. Shareowner Services, our Transfer Agent, at (800) 468-9716. Shareholders who do not have physical possession of their share certificates (street name) should call their broker or custodian.

         Deemed distributions of taxes we pay on long-term capital gains are not part of this plan.

Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
at December 31, 2004

---------------------------------------------------
 INVESTMENT SECURITIES (A)      SHARES      VALUE
---------------------------------------------------
 COMMON STOCKS
---------------------------------------------------
 BIOTECHNOLOGY  -  6.8%
  Techne Corp. (b)              18,400   $ 715,760
                                       ------------
                                           715,760
                                       ------------

 BUILDING & MATERIALS  -  7.6%
  Barratt Developments PLC      69,100     788,866
                                       ------------
                                           788,866
                                       ------------

 COMPUTER SALES & SERVICES  -  5.6%
   TIS, Inc.                    13,300     582,037
                                       ------------
                                           582,037
                                       ------------

CONFECTION  -  3.1%
  Lindt & Sprungli AG              230     326,295
                                       ------------
                                           326,295
                                       ------------

ELECTRONIC COMPONENTS  -  4.7%
  The Roxboro Group PLC         70,084     485,907
                                       ------------
                                           485,907
                                       ------------

HEALTH & FITNESS PRODUCTS  -  18.6%
  Balchem Corporation           17,200     596,668
  National Dentex
   Corporation (b)               8,100     246,653
  Novartis AG                    3,960     198,955
  UCB                           11,052     560,206
  United Guardian, Inc.         40,400     337,340
                                       ------------
                                         1,939,822
                                       ------------

 INFORMATION & RESEARCH SERVICES - 9.2%
  Factset Research, Inc.        14,000     818,160
  Forrester Research (b)         7,600     136,344
                                       ------------
                                           954,504
                                       ------------

 INVESTMENT MANAGERS - 10.9%
  Brewin Dolphin PLC             89,500    187,959
  Rathbone Brothers PLC          58,000    945,525
                                        -----------
                                         1,133,484
                                        -----------

MANUFACTURING - AUTO & INDUSTRIAL - 8.2%
  Strattec Security
   Corporation (b)                3,500    219,170
  VT Holding A/S (Class B)        9,400    641,030
                                       ------------
                                           860,200
                                       ------------
OTHER  -  2.3%
  Abbeycrest PLC                 10,000     11,507
  Ballantyne of Omaha, Inc. (b)  50,505    227,273
                                       ------------
                                           238,780
---------------------------------------------------

TOTAL COMMON STOCKS - 77%

  (Cost $4,520,362)                     $8,025,655
---------------------------------------------------
 OPTIONS                       CONTRACTS
---------------------------------------------------
  Nasdaq Mini 100 Index Puts      140     $180,600
-----------------------------
TOTAL OPTIONS  - 1.7%
                                        -----------
   Total (Cost $182,000)                  $180,600
---------------------------------------------------


            See accompanying notes to financial statements.

Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
at December 31, 2004

--------------------------------------------------
 TOTAL INVESTMENT IN SECURITIES -  78.7%
   (Cost $ 4,702,362)                  $8,206,255
--------------------------------------------------
 CASH, RECEIVABLES, AND OTHER ASSETS
   LESS LIABILITIES  -  21.3%          $2,223,444
--------------------------------------------------
 NET ASSETS  -  100.0%
   (Equivalent to $5.57 per share based
   on 1,872,592 shares of capital stock
   outstanding)                       $10,429,699
==================================================

(a)  Percentages based on net assets of $10,429,699.
(b)  Non-income producing investment.
(c) Aggregate cost for federal income tax purposes was the same as for book purposes, $4,702,362 at December 31, 2004. Net unrealized appreciation for all securities was $3,503,893. This consisted of aggregate gross unrealized appreciation of $3,655,672 of securities with an excess of fair value over tax cost and aggregate gross unrealized depreciation of $151,779 of securities with excess tax cost over fair value.

--------------------------------------------------
COMMON STOCKS BY COUNTRY
--------------------------------------------------
 PERCENT  COUNTRY                          VALUE
--------------------------------------------------
    41.1  United States               $ 3,297,368
    30.1  United Kingdom                2,419,764
     8.0  Denmark                         641,030
     7.3  Japan                           582,037
     7.0  Belgium                         560,206
     6.5  Switzerland                     525,250
--------------------------------------------------
   100.0%                             $ 8,025,655
--------------------------------------------------




               See accompanying notes to financial statements.

Z-Seven Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES
at December 31, 2004

 ASSETS

 Investments in securities, at value
   (identified cost $4,702,362)                $ 8,206,255
 Cash                                            2,283,665
 Receivables
   Dividends and interest                           27,261
 Securities sold                                   167,003
                                              -------------
 Total assets                                   10,684,184
                                              -------------

 LIABILITIES

 Payables
   Foreign exchange contract                        27,761
   Unrealized Loss on Foreign
     exchange contracts                            144,551
   Due to investment advisor                        30,729
 Other accrued expenses                             51,444
                                              -------------
 Total liabilities                                 254,485
                                              =============
 NET ASSETS                                    $10,429,699
                                              =============

 NET ASSETS REPRESENTED BY
 Capital stock, $1.00 par value:
   7,700,000 shares authorized,
   3,268,858 shares issued                      $3,268,858
 Additional paid-in capital                     19,946,065
 Treasury stock,
   1,396,266 shares, at cost                   (10,809,759)
                                              -------------
                                                12,405,164
 Accumulated net realized loss on
   investments, options and
   currency transactions                        (5,334,807)
 Net unrealized gain on
 investments,
   options and currency
 translations                                    3,359,342
                                              -------------
NET ASSETS (EQUIVALENT TO $5.57 PER
SHARE BASED ON 1,872,592 SHARES
OF CAPITAL STOCK OUTSTANDING)                  $10,429,699
                                              =============





Z-Seven Fund, Inc.
STATEMENT OF OPERATIONS
Year Ended December 31, 2004



 INVESTMENT INCOME
 Dividends, net of nonreclaimable
   foreign taxes of  $23,200                     $ 198,849
 Interest                                            5,064
                                              -------------
 Total investment income                           203,913
                                              -------------
 EXPENSES
 Investment advisory base fee                      118,426
 Third party service providers                       4,737
 Open-ending expenses                               45,822
 Compensation and benefits                          46,156
 Transfer agent fees                                10,602
 Professional fees                                  35,355
 Custodian fees                                      9,722
 Printing and postage expenses                       5,900
 Office expenses                                    27,811
 Insurance expense                                   1,584
 Directors' fees and expenses                       18,497
 Dues and filing fees                                9,288
 Shareholder relations                                 804
 Rent expense                                       20,108
                                              -------------
 Total expenses                                    354,812
                                              -------------
 Net investment loss                              (150,899)
                                              -------------
REALIZED & UNREALIZED GAIN
(LOSS) ON INVESTMENTS
 Net realized loss on investments,
   options and currency transactions              (313,696)
 Change in unrealized gain of
   investments, options and currency
   translations                                  1,605,551
                                              -------------
 Net gain on investments,
  options, and currency transactions             1,291,855
                                              -------------
 Net increase in net assets
  from operations                               $1,140,956
                                              =============



                 See accompanying notes to financial statements.

Z-Seven Fund, Inc.
STATEMENT OF CHANGES IN NET ASSETS
Years Ended December 31, 2004
and December 31, 2003

                              2004         2003
                          ------------- ------------
 NET ASSETS,
 Beginning of Year          $9,288,743   $7,708,241
                          ------------- ------------

 OPERATIONS
 Net investment loss          (150,899)    (173,399)
 Net realized loss on
   investments, options and
   currency transactions      (313,696)    (547,640)
 Change in unrealized
   gain of investments,
   options,  and currency
   transactions              1,605,551    2,301,541
                          ------------- ------------
 Net increase in net
   assets from operations    1,140,956    1,580,502
                          ------------- ------------
 NET ASSETS
 End of Year               $10,429,699   $9,288,743
                          ============= ============


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Z-Seven Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company incorporated under the laws of Maryland on July 29, 1983, and became a publicly traded company on December 29, 1983.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION - Securities traded on national securities exchanges, other than the London Stock Exchange, are valued at the last sale price or, in the absence of any sale, at the closing bid price on such exchanges or over the counter, except VT Holding A/S which is valued at the midpoint between the bid and the ask. Securities traded on the London Stock Exchange are valued at the mid-close price. Options are valued at the last bid price. If no quotations are available, the fair value of securities is determined in good faith by the Board of Directors (the Board). Temporary investments in short-term money market securities are valued at market based on quoted third-party prices. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the date of valuation.

     FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its net investment taxable income, if any, annually.

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions of net capital gains to shareholders are recorded on the ex-dividend date.

     Investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on foreign denominated assets and liabilities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

     RECLASSIFICATION OF CAPITAL ACCOUNTS - Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2004, the Fund increased undistributed net investment income by $150,899 and decreased paid in capital by $150,899 due to certain permanent book and tax differences. Net assets were not affected by the change.

     SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are determined on the basis of identified cost for book and tax purposes.

     FOREIGN CURRENCY TRANSLATION - The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and
(ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

  Investment companies generally do not isolate that portion of the results of operations that arises as a result of changes in exchange rates from the portion that arises from changes in market prices of investments during the period. When foreign securities are purchased or sold, the Fund acquires forward exchange contracts as of the trade date for the amount of purchase or proceeds, and no exchange gains or losses are thus realized on these transactions. Foreign dividends are shown net of foreign exchange gains or losses, which arise when currency gains or losses are realized between the ex-dividend and payment dates on dividends.

     FORWARD CURRENCY CONTRACTS - As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) on investments, options and currency transactions in the Statement of Operations.

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and contingent liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 2 - TREASURY STOCK TRANSACTIONS

     From January 1, 2001 through December 31, 2004, the Board of Directors authorized the following purchases of the Fund's capital shares on the open market:

                                       Average
  Year    Number of        Cost        Discount
            Shares                    Per Share
--------------------------------------------------
  2002      85,000     $ 358,900       $ 0.16
  2001      56,700     $ 334,859       $ 0.12

     In 1996, the Fund established a distribution reinvestment plan (DRIP) to allow shareholders to reinvest their distributions in shares of the Fund. When the Fund is selling at a premium, distributions will be reinvested at the greater of net asset value or 95% of the market price. When the Fund is selling at a discount, distributions will be reinvested at market price.

     In 1992, the Fund reissued all of its existing treasury stock in addition to newly issued stock in a private placement of shares to Agape Co., S.A. in exchange for securities which were generally the same as those contained in the Fund's portfolio. A total of 698,210 unregistered Fund shares were issued to Agape in the transaction at a slight premium to net asset value. The federal income tax basis of the securities received by the Fund in this transaction was equivalent to the market value of those securities on the date of the transaction. At December 31, 2004 pursuant to filings with the SEC, Agape owned 16.47% of the Fund shares outstanding. The Fund is obligated to register these shares for sale in the open market upon Agape's request.

NOTE 3 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from sales of investment securities (excluding short-term money market securities and options) during the year ended December 31, 2004, were:

               Common Stocks     Treasury Bills
             ----------------- -------------------
  Purchases         $ 0               $ 0
  Sales         $ 1,892,644           $ 0

 NOTE 4 - FOREIGN CURRENCY CONTRACTS

     At December 31, 2004, the Fund had the following open forward currency contracts:

Settlement  Currency to  Currency to  Unrealized
   Date       Receive      Deliver    Depreciation
---------------------------------------------------
  3/1/05    $ 1,911,100   1,000,000     $  55,770
                           British
                           Pounds

                          1,000,000
  3/1/05        879,268     Swiss          48,074
                            Francs

                         50,000,000
  3/1/05        489,170   Japanese
                             Yen           14,056

  3/1/05                   350,000
                474,600     Euros          26,651
---------------------------------------------------
            $ 3,754,138                 $ 144,551
===================================================

NOTE 5 - OPTIONS TRANSACTIONS

     The Fund may purchase and sell call and put options on stock indices that are traded on national securities exchanges as a method of hedging market fluctuations or to hedge against the possible opportunity cost of a large cash holding. The Fund may liquidate the call and put option purchased or sold by effecting a closing sale transaction (rather than exercising the option). This is accomplished by purchasing or selling an option of the same series as the option previously purchased or sold. There is no guarantee that the closing sale transaction can be effected. The Fund will realize a profit from a closing transaction if the price at which the transaction is effected is greater than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the price is less than the premium paid.

     An option may be closed out only on an exchange which provides a market for options on the same index and in the same series. Although the Fund will generally purchase or sell only those options for which there appears to be an active market, there is no assurance that a liquid market on the exchange will exist for any particular option, or at any particular time. In such event, it might not be possible to execute closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit.

     The cost of option contracts purchased, and the proceeds from option contracts sold during the year ended December 31, 2004 were $7,637,700 and $7,649,900, respectively.

NOTE 6 - LEASE COMMITMENTS

     The Fund was obligated under a three-year operating lease extension for its Mesa, Arizona corporate office, which expired on June 30, 2004.

     Rent expense for the year ended December 31, 2004 was $20,108. See Note 10.

NOTE 7 - INVESTMENT ADVISORY FEES AND PERFORMANCE BONUS/PENALTIES

     TOP Fund Management is the Fund's investment adviser (the "Adviser"). Under an agreement between the Fund and the Adviser, the latter supervises the investments of the Fund and pays certain expenses related to employees principally engaged as directors, officers, or employees of the Adviser. The agreement provides for base management fees ("base fees") equal to .3125% per quarter (equivalent to 1.25% per annum) of the average daily net assets of the Fund. For the year ended December 31, 2004, the base fees aggregated $118,426.

     In addition to the base fees, the Adviser will receive a bonus for extraordinary performance or pay a penalty for underperformance. The bonus/penalty performance arrangement uses the S&P 500 as a measure of performance against which the Fund's net asset value's performance will be measured. The bonus/penalty is payable at the end of each calendar quarter and will not exceed 2.5% of the average daily net assets in the calendar quarter. The performance penalty can exceed the base fees. The bonus/penalty arrangement will not become operative unless the performance of the Adviser exceeds, either positively or negatively, the S&P 500 percentage change during the same period of time by more than 10%. For the year ended December 31, 2004, there was no performance bonus/penalty due.

     The agreement also provides that if the Fund's expenses on an annual basis (including the base fees, but excluding any bonus or penalty payments, open-ending expenses, taxes, interest, brokerage commission, and certain litigation expenses) exceed 3.5% of the average daily net assets up to $20,000,000 plus 1.5% of the average daily net assets in excess of $20,000,000, the Adviser shall reimburse the Fund for any such excess up to the aggregate amount of the base fees. For the year ended December 31, 2004, no expense reimbursement was required.

NOTE 8 - DISTRIBUTIONS TO SHAREHOLDERS

     There were no distributions paid during the years ended December 31, 2004 and 2003. As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income:                 0
Capital loss carry-forwards:          (5,479,357)
Unrealized appreciation of
    securities:                        3,503,893
Unrealized loss on currency
   contracts                            (144,551)
                                     -------------
Total                                 (2,120,015)
                                     =============

NOTE 9 - FEDERAL INCOME TAX INFORMATION

     At December 31, 2004, the Fund had a capital loss carry-forward of $5,479,357 which is scheduled to expire as follows: $4,675,678 in 2009, $787,444 in 2011, and $16,235 in 2012. The carryover will offset any future net capital gains and no capital gain distributions will be made until the capital loss carry-forward has been fully utilized or expires.

NOTE 10 - RELATED PARTIES

     Directors of the Fund who are not officers or otherwise affiliated with the Adviser are paid $500 per meeting plus out-of-pocket expenses. Audit Committee and Independent Committee members were paid $500 ($750 for the Chairperson), plus reimbursement of expenses, for each Committee meeting a member attended. The maximum amount the Fund will pay per year to each member for Audit Committee meetings is $3,300 ($4,500 for the Chairperson). During 2004 the Fund paid $8,000 to directors for board meetings, $9,500 to directors for Audit and Independent Committee meetings and $3,548 to directors for travel expense reimbursements.

     At December 31, 2004, Barry Ziskin, an officer and director of the Fund, owned 578,883 shares of the Fund's capital stock, which represent 30.9% of the total Fund shares. He is also an officer and director of the Adviser.

     The Board reviews on an annual basis any expenses the Fund shares with the Adviser and its affiliates. The Board has approved allocating shared office expenses based generally on the ratio of assets under management between the Fund and the Adviser's affiliates, subject to annual review by the Board and a maximum allocation of any particular expense to the Fund of 75%. The Adviser and its affiliates pay compensation related to performance of tasks for the Adviser and its affiliates and the Fund reim burses the Adviser for compensation related to performance of tasks for the Fund.

     Based on this formula, for the year ended December 31, 2004, the Fund paid $47,919 in office expenses (including rent, office equipment and miscellaneous office expenses), which was approximately 73% of the total incurred by the Fund, the Adviser and its affiliates, and $46,156 in employee compensation, which was approximately 82% of the total incurred for employees performing services for the Fund, the Adviser and the Adviser's affiliates.

RESULTS OF VOTING (UNAUDITED)
-----------------------------
No shareholders meeting was held in 2004.

INFORMATION ABOUT DIRECTORS AND OFFICERS (UNAUDITED)
----------------------------------------------------

Name, (Age)                    Positions Held     Served          Principal Occupation(s)
and Address                       With Fund        Since        During the Past Five Years
-----------                    --------------     ------        --------------------------
Alan Mevis (58)                   Director        9/30/02      Fine Art Photographer (1993-present)
3411 N.E. Morris Street                                        Arbitrator, NASD-Dispute Resolution
Portland, OR 97212                                             (1997-present) Portland, Oregon

Lydia Moore (43)                  Director        5/13/02      Insurance Broker
15113 E. Marathon Drive                                        MD Insurance (2001-present)
Fountain Hills, AZ  85268                                      Brokerage Director
                                                               Brokers Alliance (3/97 - 2003)
                                                               Scottsdale, AZ

Dr. Jeffrey Shuster (52)          Director        3/16/86      President & CEO,
32 East Ridge Court                                            Jeffrey Shuster, DDS, PC
Cheshire, CT 06410                                             A Professional Corporation
                                                               (1981-present)

Barry Ziskin (52) (1) (2)         Director,       9/16/83      President, Ziskin Asset
1819 S. Dobson Rd., #109         President,                    Management, Inc. (1975-present)
Mesa, AZ  85202                   Treasurer                    President, TOP Fund Management,
                                                               Inc. (1983-present)

Rochelle Ziskin (49) (1) (3)      Director        4/08/85      Associate Professor (2000-present)
4206 W. 74th Street                                            Assistant Professor (1994-2000)
Prairie Village, KS  66208                                     Univ. of Missouri - Kansas City

F. James Tennies (41)              Chief         10/20/04      President
320 North Charles Street         Compliance                    InCap Group, Inc. (2001 - present)
Baltimore, Maryland 21201         Officer,                     Chief Administrative Officer
                                  Secretary                    Associate General Counsel
                                                               Legg Mason, Inc. (1994-2001)

(1) Considered "Interested Persons" of the Fund
(2) Mr. Ziskin is the principal executive officer and only director of the Fund's Investment Adviser and its affiliate.
(3) Ms. Ziskin is the sister of Barry Ziskin.

Z-Seven Fund, Inc.
FINANCIAL HIGHLIGHTS


The following represents selected data for a share outstanding throughout the year. Financial Highlights include five years of information.

-------------------------------------------------------------------------------------------------------------
For the year ended December 31,                              2004      2003      2002     2001       2000
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                          $4.96     $4.12     $4.27    $6.92      $7.57
                                                          ---------------------------------------------------
Net investment income (loss)                                (0.08)    (0.10)    (0.11)   (0.04)      0.05
Net realized and unrealized gains (losses) on investments
   and currency transactions before income taxes             0.69      0.94     (0.05)   (2.35)     (0.62)
                                                          ---------------------------------------------------
Total increase (decrease) from investment operations         0.61      0.84     (0.16)   (2.39)     (0.57)
Distributions to shareholders from net investment income      -0-       -0-       -0-    (0.04)     (0.11)
Distributions to shareholders from net capital gains          -0-       -0-       -0-    (0.22)       -0-
Impact of treasury stock repurchases                          -0-       -0-      0.01      -0-       0.03
                                                          ---------------------------------------------------
Net increase (decrease) in net asset value                   0.61      0.84     (0.15)   (2.65)     (0.65)
                                                          ---------------------------------------------------
Net asset value, end of year                                $5.57     $4.96     $4.12    $4.27      $6.92
                                                          ===================================================

Per share market value, end of year                         $4.35     $ 4.76    $3.26    $4.19      $7.25
Total investment return (a)                                 (8.6%)       46%   (22.2%)  (38.7%)     (4.2%)
Ratio of expenses before performance bonus/penalty to
   average net assets (b)                                    3.8%       3.8%     3.9%     4.0%       3.4%
Ratio of expenses to average net assets (b)                  3.8%       4.0%     4.2%     2.8%       3.1%
Ratio of net investment income (loss) to average
   net assets                                               (1.6%)     (2.2%)   (2.5%)   (0.7%)      0.4%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     0.0%       5.84%    38.8%    74.6%       0.0%
-------------------------------------------------------------------------------------------------------------
Number of shares outstanding, end of year (in 000's)        1,873      1,873    1,873    1,958      2,004
Net assets, end of year (in 000's)                         10,430      9,289    7,708    8,354     13,881
-------------------------------------------------------------------------------------------------------------

(a) Based on market price per share with dividends, distributions, and deemed distributions reinvested at lower of net asset value or closing market price on the distribution date.
(b) Ratios reflect expenses gross of expense offset arrangements and waivers for the years ended December 31, 2000 through December 31, 2004.

                See accompanying notes to financial statements.

                         REPORT OF INDEPENDENT AUDITORS
                         ==============================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
Z-SEVEN FUND, INC.

We have audited the accompanying statement of assets and liabilities of the Z-Seven Fund, Inc., including the schedule of investments, as of December 31, 2004, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the prior years in the period ended December 31, 2001 were audited by other auditors whose report dated January 25, 2002 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (U.S.). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Z-Seven Fund, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                              /s/ Tait, Weller & Baker
                                              TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 18, 2005

BOARD OF DIRECTORS
Barry Ziskin
President:
Z-Seven Fund, Inc.
TOP Fund Management, Inc.
Ziskin Asset Management, Inc.

Alan Mevis
Fine Art Photographer, Arbitrator,
NASD-Dispute Resolution

Lydia Moore
Insurance Broker

Dr. Jeffrey Shuster
DDS PC
Private Practice

Rochelle Ziskin
Associate Professor
University of Missouri-Kansas City

INVESTMENT ADVISER
TOP Fund Management, Inc.

OFFICERS
Barry Ziskin, President & Treasurer

F. James Tennies
Chief Compliance Officer
& Corporate Secretary

CUSTODIAN
Investors Bank & Trust
New York, NY

TRANSFER AGENT
Wells Fargo Bank, N.A.
Shareowner Services
161 N. Concord Exchange Street
South St. Paul, MN 55075
(800) 468-9716

INDEPENDENT AUDITORS
Tait, Weller & Baker
Philadelphia, PA

GENERAL COUNSEL
Kilpatrick Stockton, LLP
Atlanta, GA

CORPORATE OFFICE
1819 S. Dobson Road, Suite 207
Mesa, AZ 85202
(480) 897-6214
Fax (480) 345-9227
Zseven@aol.com

                        Z-SEVEN FUND PRIVACY NOTICE
                        ---------------------------



Under a recent Securities and Exchange Commission ("SEC") regulation, we are required to provide a notice to each of our individual shareholders explaining our policies and practices relating to the disclosure of personal information about you to unrelated third parties. This regulation, called Regulation S-P, applies to all investment advisers registered with the SEC. As a general matter, it is and has always been our policy not to disclose information about you in our possession. We describe these policies in further detail below.

We collect nonpublic personal information about you from the following sources:

o Information we receive from you on account applications, information forms, and other shareholder interactions;
o    Information about your transactions with us, our affiliates, or others; and
o    Information we may receive from a consumer reporting agency.

We do not disclose any nonpublic personal information about our shareholders or former shareholders to anyone, except as permitted by law.

We restrict access to nonpublic personal information about you to those employees who need-to-know that information to provide products or services to you.

We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a Code of Ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics").

(b) There have been no amendments, during the period covered by this report, to any provisions of the Code of Ethics.

(c) The registrant has not granted any waivers during the period covered by this report from any provisions of the Code of Ethics.

(d) Not applicable.

(e) Not applicable.

(f) A copy of the registrant's Code of Ethics is filed as an exhibit hereto pursuant to Item 12(a). The registrant undertakes to provide a copy of the Code of Ethics to any person, without charge upon written request to the registrant at its address at 1819 South Dobson Road, Suite 207, Mesa, Arizona 85202-5656.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $17,510 for 2003 and $17,100 for 2004.

Audit-Related Fees
------------------

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2003 and $0 for 2004.

Tax Fees
--------

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $3,090 for 2003 and $3,000 for 2004.

All Other Fees
--------------

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2003 and $0 for 2004.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant's Audit Committee pre-approves any audit or non-audit services provided by the independent auditors to the registrant, and pre-approves, if applicable, any non-audit services provided by the independent auditors to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) The percentage of services described in each of paragraphs (b) through
(d) of this Item that were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

    (b)  Not applicable.

    (c)  100%

    (d)  Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A copy of the registrant's Proxy Voting Policies and Procedures is set forth below. Because the registrant's Proxy Voting Policies and Procedures generally delegate responsibility for voting proxies for the registrant to the registrant's investment adviser, the registrant's investment adviser's Proxy Voting Policies and Procedures are also set forth below.

                               Z-SEVEN FUND, INC.
                                     FORM OF
                       PROXY VOTING AND DISCLOSURE POLICY

I.       INTRODUCTION

         Effective April 14, 2003, the SEC adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (the "Investment Company Act") to require registered closed-end management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

         The IC Amendments require that the Z-Seven Fund, Inc. (the "Fund"), disclose the policies and procedures that it uses to determine how to vote proxies for portfolio securities. The IC Amendments also require the Fund to file with the SEC and to make available to its shareholders the specific proxy votes cast for portfolio securities.

         This Proxy Voting and Disclosure Policy (the "Policy") is designed to ensure that the Fund complies with the requirements of the IC Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that the Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.      SPECIFIC PROXY VOTING POLICIES AND PROCEDURES

         A.       GENERAL

                  The Fund believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Fund is committed to voting corporate proxies in the manner that best serves the interests of the Fund's shareholders.

         B.       DELEGATION TO FUND'S ADVISER

                  Fund management believes that TOP Fund Management, Inc., as the Fund's investment adviser ("TOP"), is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Fund's Board of Directors (the "Board"), TOP is hereby delegated the following duties:

         (1)      to make the proxy voting decisions for the Fund; and
         (2) to assist the Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote:
                  (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder;
                  (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

                  The Board, including a majority of the independent directors of the Board, must approve this Proxy Voting and Disclosure Policy, and TOP's Proxy Voting and Disclosure Policy (the "TOP Voting Policy") as it relates to the Fund, in each case within four months of their respective adoption. The Board must also approve any material changes to this Policy or TOP's Voting Policy (to the extent related to the Fund) no later than four
                  (4) months after adoption.

         C.       CONFLICTS

                  In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of TOP, the principal underwriter, or an affiliated person of the Fund, TOP, or the principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund's shareholders when a vote is cast consistent with (a) the TOP Voting Policy or (b) the decision of the Board's Proxy Voting Committee (as defined below).

II.      FUND DISCLOSURE

         A. DISCLOSURE OF FUND POLICIES AND PROCEDURES WITH RESPECT TO VOTING PROXIES RELATING TO PORTFOLIO SECURITIES

                  Beginning with the Fund's next annual update to its Annual Report ("Report") on Form N-CSR after July 1, 2003, the Fund shall disclose this Policy to its shareholders. The Fund will notify shareholders in the Report and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund's website, if applicable, and by reviewing filings available on the SEC's website at http://www.sec.gov. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

         B.       DISCLOSURE OF THE FUND'S COMPLETE PROXY VOTING RECORD

                  Beginning after June 30, 2004, the Fund shall disclose to its shareholders, in accordance with Rule 30b1-4 of the Investment Company Act, on Form N-CSR, the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

                  The Fund shall disclose the following information on Form N-CSR for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

                  (i)      The name of the issuer of the portfolio security;
                  (ii) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
                  (iii) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
                  (iv)     The shareholder meeting date;
                  (v)      A brief identification of the matter voted on;
                  (vi) Whether the matter was proposed by the issuer or by a security holder;
                  (vii)    Whether the Fund cast is vote on the matter;
                  (viii) How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
                  (ix) Whether the Fund cast its vote for or against management.

                  The Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-CSR on the website beginning the same day it files such information with the SEC.

                  The Fund shall also include in its Report a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (a) without charge upon request by calling a specified toll-free (or collect) telephone number, or, if applicable, on or through the Fund's website at a specified Internet address; and (2) on the SEC's website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the Fund's most recently filed report on Form N-CSR within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.     RECORDKEEPING

         The Fund shall keep the following records for a period of at least five years, the first two in an easily accessible place:

                  (i)      A copy of this Policy;
                  (ii) Proxy Statements received regarding Fund's securities;
                  (iii)    Records of votes cast on behalf of Fund; and
                  (iv) A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

         The foregoing records may be kept as part of the TOP's records.

         The Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by TOP that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

VI.      PROXY VOTING COMMITTEE

         A.       GENERAL

                  The Fund will form a Proxy Voting Committee that shall be composed entirely of independent directors of the Board and may be comprised of one or more such independent directors as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how the Fund should cast its vote, if called upon by the Board or TOP, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of TOP, the principal underwriter, or an affiliated person of the Fund, TOP, or the principal underwriter, on the other hand.

         B.       POWERS AND METHODS OF OPERATION

                  The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Fund counsel at the expense of the Fund if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Fund's records. The Proxy Voting Committee shall review this Policy as it deems necessary and recommend any changes to the Board.

V.       OTHER

                           This Policy may be amended, from time to time, as determined by the Board.

         Adopted as of this 1st day of July, 2003.

                            TOP FUND MANAGEMENT, INC.
                       PROXY VOTING AND DISCLOSURE POLICY
                             (ADOPTED JULY 1, 2003)

I.       INTRODUCTION

         Effective March 10, 2003, the U.S. Securities and Exchange Commission (the "SEC") adopted rule and form amendments under the Investment Advisers Act of 1940 (the "Advisers Act") that address an investment adviser's fiduciary obligation to its clients when the Advisor has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the "Advisers Act Amendments").

         The Advisers Act Amendments require that TOP Fund Management, Inc. ("Adviser") adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Adviser has actually voted their proxies.

         This Proxy Voting and Disclosure Policy (the "Policy") is designed to ensure that Adviser complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients or, with respect to the Fund, its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.      SPECIFIC PROXY VOTING POLICIES AND PROCEDURES

         Adviser believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Adviser is committed to voting corporate proxies in the manner that serves the best interests of their clients.

         The following details Adviser's philosophy and practice regarding the voting of proxies.

         A.       GENERAL

                  Adviser believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

         B.       PROCEDURES

                  To implement Adviser's proxy voting policies, Adviser has developed the following procedures for voting proxies.

                  1. Upon receipt of a corporate proxy by Adviser, the special or annual report and the proxy are submitted to Adviser's proxy voting manager (the "Proxy Manager"), currently Barry Ziskin. The Proxy Manager will then vote the proxy in accordance with this policy. For any proxy proposal not clearly addressed by this policy, the Proxy Manager will consult with Adviser's President, currently Barry Ziskin, before voting the proxy.

                  2. The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries. The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of Adviser's Voting Guidelines in Section C below. The Proxy Manager will then vote the proxies.

                  3. The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the Fund) under Rule 30b1-4 of the Investment Company Act. With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in Adviser's files.

         C.       ABSENCE OF PROXY MANAGER

                  In the event that the Proxy Manager is unavailable to vote a proxy, then the President shall perform the Proxy Manager's duties with respect to such proxy in accordance with the policies and procedures detailed above.

III.     VOTING GUIDELINES

         While Adviser's policy is to review each proxy proposal on its individual merits, Adviser has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies. These guidelines are set forth below:

         A.       CORPORATE GOVERNANCE

                  1.       ELECTION OF DIRECTORS AND SIMILAR MATTERS

                           In an uncontested election, Adviser will generally vote in favor of management's proposed directors. In a contested election, Adviser will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company's Board of Directors, Adviser will review any contested proposal on its merits.

                           Notwithstanding the foregoing, Adviser expects to generally SUPPORT proposals to:

                           o        Eliminate cumulative voting; and
                           o Limit directors' liability and broaden directors' indemnification rights;

                           And expects to generally VOTE AGAINST proposals to:

                           o        Adopt the use of cumulative voting; and
                           o Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

                  2.       AUDIT COMMITTEE APPROVALS

                           Adviser generally supports proposals that help ensure that a company's auditors are independent and capable of delivering a fair and accurate opinion of a company's finances. Adviser will generally vote to ratify management's recommendation and selection of auditors.

                  3.       SHAREHOLDER RIGHTS

                           Adviser may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis. Notwithstanding the foregoing, Adviser expects to generally SUPPORT proposals to:

                           o Adopt confidential voting and independent tabulation of voting results; and
                           o        Require shareholder approval of poison
                                    pills;

                           And expects to generally VOTE AGAINST proposals to:

                           o        Adopt super-majority voting requirements;
                                    and
                           o Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

                  4. ANTI-TAKEOVER MEASURES, CORPORATE RESTRUCTURINGS AND SIMILAR MATTERS

                           Adviser may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company's stock.

                           Notwithstanding the foregoing, Adviser expects to generally SUPPORT proposals to:

                                    o        Prohibit the payment of greenmail
                                             (i.e., the purchase by the company
                                             of its own shares to prevent a
                                             hostile takeover);
                                    o        Adopt fair price requirements
                                             (i.e., requirements that all
                                             shareholders be paid the same price
                                             in a tender offer or takeover
                                             context), unless the Proxy Manager
                                             deems them sufficiently limited in
                                             scope; and
                                    o        Require shareholder approval of
                                             "poison pills."

                           And expects to generally VOTE AGAINST proposals to:

                                    o        Adopt classified boards of
                                             directors;
                                    o        Reincorporate a company where the
                                             primary purpose appears to the
                                             Proxy Manager to be the creation of
                                             takeover defenses; and
                                    o        Require a company to consider the
                                             non-financial effects of mergers or
                                             acquisitions.

                  5.       CAPITAL STRUCTURE PROPOSALS

                           Adviser will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

                           Notwithstanding the foregoing, Adviser expects to generally SUPPORT proposals to:

                                    o        Eliminate preemptive rights.

         B.       COMPENSATION

                  1.       GENERAL

                           Adviser generally supports proposals that encourage the disclosure of a company's compensation policies. In addition, Adviser generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Adviser may consider any contested proposal related to a company's compensation policies on a case-by-case basis.

                           Notwithstanding the foregoing, Adviser expects to generally SUPPORT proposals to:

                                    o        Require shareholders approval of
                                             golden parachutes.

                           And expects to generally VOTE AGAINST proposals to:

                                    o        Adopt measures that appear to the
                                             Proxy Manager to arbitrarily limit
                                             executive or employee benefits.

                  2.       STOCK OPTION PLANS

                           Adviser evaluates proposed stock option plans and issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Adviser may consider, without limitation, the potential dilutive effect on shareholders' shares, the potential short and long-term economic effects on the company and shareholders and the actual terms of the proposed options. The Proxy Manager shall, with the assistance of Adviser management, determine and maintain certain minimum required criteria regarding eligibility, price (including re-pricing of underwater options) and dilution for stock option plans (the "Criteria"), which Criteria shall be used to evaluate stock option plan proposals.

                           Notwithstanding the foregoing, Adviser expects to generally SUPPORT proposals to:

                                    o        Adopt executive stock option plans
                                             and stock option plans for outside
                                             directors, provided that the Proxy
                                             Manager determines that they meet
                                             the Criteria; and

                                    o        Adopt employee ownership plans,
                                             provided that the Proxy Manager
                                             determines that (i) they meet the
                                             Criteria, (ii) they are limited to
                                             no more than 10% of outstanding the
                                             shares of the company; and (iii)
                                             they give employees the right to
                                             vote and tender shares allocated to
                                             their individual accounts;

                           And expects generally to VOTE AGAINST proposals to:

                                    o        Adopt executive stock plans,
                                             outside director option plans and
                                             employee stock option plans that
                                             the Proxy Manager determines fail
                                             to meet the Criteria.

         C.       CORPORATE RESPONSIBILITY AND SOCIAL ISSUES

                  Adviser generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company's management that should be addressed solely by the company's management. Accordingly, Adviser will generally abstain from voting on proposals involving corporate responsibility and social issues. Notwithstanding the foregoing, Adviser may vote against corporate responsibility and social issue proposals that Adviser believes will have substantial adverse economic or other effects on a company, and Adviser may vote for corporate responsibility and social issue proposals that Adviser believes will have substantial positive economic or other effects on a company.

III.     CONFLICTS

         In cases where Adviser is aware of a conflict between the interests of a client and the interests of Adviser or an affiliated person of Adviser (e.g., a portfolio company is a client or an affiliate of a client of Adviser), Adviser will notify the client of such conflict and will vote the client's shares in accordance with the client's instructions. In the event that Adviser does not receive instructions from the client within three business days of the notice, Adviser may abstain from voting or vote the proxy in what it believes (in its sole discretion) is the client's best interests.

IV.      ADVISER DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

         On or before August 6, 2003, Rule 206(4)-6 requires Adviser to disclose in response to any client request how the client can obtain information from Adviser on how its securities were voted. Adviser will disclose in
         Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to Adviser. Upon receiving a written request from a client, Adviser will provide the information requested by the client within a reasonable amount of time.

         Rule 206(4)-6 also requires Adviser to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Adviser will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Adviser will provide a copy of this policy within a reasonable amount of time.

         If approved by the client, this policy and any requested records may be provided electronically.

VI.      RECORDKEEPING

         Adviser shall keep the following records for a period of at least five years, the first two in an easily accessible place:

                  (v)      A copy of this Policy;
                  (vi) Proxy Statements received regarding client securities;
                  (vii)    Records of votes cast on behalf of clients;
                  (viii) Any documents prepared by Adviser that were material to making a decision how to vote, or that memorialized the basis for the decision;
                  (ix) Records of client requests for proxy voting information, and
                  (x) With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

         The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by Adviser. These records may be kept as part of Adviser's records.

         Adviser may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Adviser that are maintained with a third party such as a proxy voting service, provided that Adviser has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                        Adopted as of this 1st day of July, 2003

                                                     /s/ Barry Ziskin, President


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures are effective.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The code of ethics that is the subject of disclosure required by Item 2 is attached hereto as 99.CODE.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.302CERT.

         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Z SEVEN FUND, INC.

By (Signature and Title) /s/ Barry Ziskin, President
                         ----------------------------------
Date March 9, 2005
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Barry Ziskin, President
                         ----------------------------------
Date March 9, 2005
     ------------------